AS FILED WITH THE SEC ON                            REGISTRATION NO. 333-07451
                        -----------


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                       POST-EFFECTIVE AMENDMENT NO. 3 TO

                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

                            ----------------------

                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (800) 437-4016
         (Address and telephone number of principal executive offices)

                            ----------------------

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                    (Name and address of agent for service)

                                   Copy to:
                               JEFFREY C. MARTIN
                                SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                            ----------------------


It is proposed that this filing will become effective (check appropriate space):

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on   May 1, 1998              pursuant to paragraph (b) of Rule 485
       --------------------------
              (date)

  [_] 60 days after filing pursuant to paragraph (a) of Rule 485

  [_] on                                   pursuant to paragraph (a) of Rule 485
         ---------------------------------
             (date)

                             CROSS REFERENCE SHEET
                         (AS REQUIRED BY FORM N-8B-2)


N-8B-2 ITEM NUMBER               LOCATION
------------------               --------

      1.                         Cover Page

      2.                         Cover Page

      3.                         Not Applicable

      4.                         Sale of the Contract and Sales Commissions

      5.                         The Pruco Life Variable Appreciable
                                 Account

      6.                         The Pruco Life Variable Appreciable
                                 Account

      7.                         Not Applicable

      8.                         Not Applicable

      9.                         Litigation

     10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Type of Death Benefit; Changing the Type of Death Benefit; Premiums; Contract Date; Allocation of Premiums; Transfers; Dollar Cost Averaging, Auto-Rebalancing; Charges and Expenses; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Riders; Other General Contract Provisions; Voting Rights; Substitution of Fund Shares

     11.                         Introduction and Summary; The Pruco Life
                                 Variable Appreciable Account

     12. Cover Page; Introduction and Summary; The Funds; Sale of the Contract and Sales Commissions

     13.                         Introduction and Summary; The Funds;
                                 Charges and Expenses; Sale of the Contract and Sales Commissions

     14.                         Introduction and Summary; Requirements for
                                 Issuance of a Contract

     15.                         Introduction and Summary; Allocation of
                                 Premiums; Transfers; Dollar Cost
                                 Averaging, Auto-Rebalancing; The Fixed-
                                 Rate Option

     16.                         Introduction and Summary; Detailed

                                 Information for Prospective Contract
                                 Owners

     17.                         When Proceeds are Paid

     18.                         The Pruco Life Variable Appreciable
                                 Account

     19.                         Reports to Contract Owners

     20.                         Not Applicable

     21.                         Contract Loans

N-8B-2 ITEM NUMBER               LOCATION
------------------               --------

     22.                         Not Applicable

     23.                         Not Applicable

     24.                         Other General Contract Provisions

     25.                         Pruco Life Insurance Company

     26. Introduction and Summary; The Funds; Charges and Expenses

     27.                         Pruco Life Insurance Company; The Funds

     28.                         Pruco Life Insurance Company; Directors and
                                 Officers

     29.                         Pruco Life Insurance Company

     30.                         Not Applicable

     31.                         Not Applicable

     32.                         Not Applicable

     33.                         Not Applicable

     34.                         Not Applicable

     35.                         Pruco Life Insurance Company

     36.                         Not Applicable

     37.                         Not Applicable

     38.                         Sale of the Contract and Sales Commissions

     39.                         Sale of the Contract and Sales Commissions

     40.                         Not Applicable

     41.                         Sale of the Contract and Sales Commissions

     42.                         Not Applicable

     43.                         Not Applicable

     44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary

     45.                         Not Applicable

     46. Introduction and Summary; The Pruco Life Variable Appreciable Account; The Funds

     47.                         The Pruco Life Variable Appreciable Account;
                                 The Funds

     48.                         Not Applicable

     49.                         Not Applicable

     50.                         Not Applicable

     51.                         Not Applicable

     52.                         Substitution of Fund Shares

     53.                         Tax Treatment of Contract Benefits

     54.                         Not Applicable

     55.                         Not Applicable

N-8B-2 ITEM NUMBER               LOCATION
------------------               --------

     56.                         Not Applicable

     57.                         Not Applicable

     58.                         Not Applicable

     59. Financial Statements; Financial Statements of the Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                            Variable Universal Life
                                   Insurance

                                   PROSPECTUS

                                   Pruco Life
                          Variable Appreciable Account

                                  May 1, 1998



                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS
MAY 1, 1998

PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE


This prospectus describes a flexible premium variable universal life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life"). The Contract provides life insurance coverage with flexible premium payments and a variety of investment options. Subject to an initial premium, you can pay premium amounts as desired, so long as sufficient money is in the Contract Fund to cover all charges. If there is insufficient money in the Contract Fund, the Contract may lapse without value.

There are two types of death benefit available. One type generally remains fixed in the amount initially selected, the other will vary daily with the investment performance of the investment options you select. For each type, there are generally two death benefit guarantees, each of which can be secured by a certain level of premium payments.

A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways.

  .They may be invested in one or more of 15 available subaccounts of the Pruco Life Variable Appreciable Account, each of which invests in a corresponding portfolio of the Funds:

             THE PRUDENTIAL SERIES FUND, INC.  (THE "SERIES FUND")

        Money Market               High Yield Bond      Equity
        Diversified Bond           Stock Index          Prudential Jennison
        Conservative Balanced      Equity Income        Global
        Flexible Managed


  AIM VARIABLE INSURANCE FUNDS, INC.  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
        AIM V.I. Value Fund                American Century VP Value Fund


        JANUS ASPEN SERIES                   MFS VARIABLE INSURANCE TRUST
          Growth Portfolio                       Emerging Growth Series

                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                         International Stock Portfolio

  . They may be allocated to a fixed-rate option which guarantees a stipulated rate of interest. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Pruco Life Insurance Company in its sole discretion but never less than an effective annual rate of 4%.

This prospectus describes the Contract generally and the Pruco Life Variable Appreciable Account.

The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the portfolios. Additional investment options may be added in the future.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          PRUCO LIFE INSURANCE COMPANY
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                           Telephone: (800) 437-4016

                                                PROSPECTUS CONTENTS
                                                                                                               Page
         DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.....................................................1

         INTRODUCTION AND SUMMARY.................................................................................2
                  Brief Description of the Contract...............................................................2
                  Charges.........................................................................................2
                  Types of Death Benefit..........................................................................4
                  Premiums........................................................................................5
                  Refund..........................................................................................5

         GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT, AND
         THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.............................................6
                  Pruco Life Insurance Company....................................................................6
                  The Pruco Life Variable Appreciable Account.....................................................6
                  The Funds.......................................................................................7
                  The Fixed-Rate Option...........................................................................9
                  Which Investment Option Should Be Selected?.....................................................9

         DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS....................................................10
                  Requirements for Issuance of a Contract........................................................10
                  Short-Term Cancellation Right or "Free Look"...................................................10
                  Type of Death Benefit..........................................................................10
                  Changing the Type of Death Benefit.............................................................10
                  Premiums.......................................................................................11
                  Death Benefit Guarantee........................................................................12
                  Contract Date..................................................................................13
                  Allocation of Premiums.........................................................................13
                  Transfers......................................................................................14
                  Dollar Cost Averaging..........................................................................14
                  Auto-Rebalancing...............................................................................14
                  Charges and Expenses...........................................................................15
                  How a Contract's Cash Surrender Value Will Vary................................................18
                  How a Type A (Fixed) Contract's Death Benefit Will Vary........................................18
                  How a Type B (Variable) Contract's Death Benefit Will Vary.....................................19
                  Surrender of a Contract........................................................................20
                  Withdrawals....................................................................................20
                  Increases in Basic Insurance Amount............................................................21
                  Decreases in Basic Insurance Amount............................................................21
                  When Proceeds Are Paid.........................................................................22
                  Living Needs Benefit...........................................................................22
                  Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums...............23
                  Contract Loans.................................................................................25
                  Sale of the Contract and Sales Commissions.....................................................25
                  Tax Treatment of Contract Benefits.............................................................26
                  Withholding....................................................................................27
                  Lapse and Reinstatement........................................................................28
                  Legal Considerations Relating to Sex-Distinct Premiums and Benefits............................28
                  Other General Contract Provisions..............................................................28
                  Riders.........................................................................................29
                  Voting Rights..................................................................................29
                  Substitution of Fund Shares....................................................................30
                  Reports to Contract Owners.....................................................................30
                  State Regulation...............................................................................30
                  Experts........................................................................................30
                  Litigation.....................................................................................30
                  Year 2000 Compliance...........................................................................31
                  Additional Information.........................................................................31
                  Financial Statements...........................................................................31

DIRECTORS AND OFFICERS...................................................................32

FINANCIAL STATEMENTS OF THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT......................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES....... B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUSES AND THE STATEMENTS OF ADDITIONAL INFORMATION FOR THE FUNDS.

                         DEFINITIONS OF SPECIAL TERMS
                            USED IN THIS PROSPECTUS

ACCUMULATED NET PAYMENTS--The actual premium payments you make accumulated at an effective annual rate of 4% less any withdrawals you make accumulated at an effective annual rate of 4%.

ATTAINED AGE--The insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT--The amount of life insurance as shown in the Contract.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and, during the first 10 Contract years, minus the applicable surrender charge.

CONTRACT--The variable universal life insurance policy described in this prospectus.

CONTRACT ANNIVERSARY--The same date as the Contract date in each later year.

CONTRACT DATE--The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT--The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

CONTRACT FUND--The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the subaccounts, the amount invested under the fixed-rate option, and the principal amount of any Contract debt.

CONTRACT OWNER--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary. For any portion of a contract representing an increase (see page
21), "Contract year" is a year that starts on the effective date of the increase.

DEATH BENEFIT--The amount we will pay upon the death of the insured before reduction by any Contract debt and amounts needed to pay charges through the date of death.

FACE AMOUNT--The same as the "basic insurance amount."

FIXED-RATE OPTION--An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

FUNDS--Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

LIFETIME DEATH BENEFIT GUARANTEE PERIOD--The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid. See DEATH BENEFIT GUARANTEE, page 12.

LIMITED DEATH BENEFIT GUARANTEE PERIOD--A period which is determined on a case-by-case basis, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid. See DEATH BENEFIT GUARANTEE, page
12.  The period applicable to your Contract is shown on the Contract data pages.

MONTHLY DATE--The Contract date and the same date in each subsequent month.

PRUCO LIFE INSURANCE COMPANY--Us, we, Pruco Life. The company offering the Contract.

THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

SUBACCOUNT--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts.

WE-- Pruco Life Insurance Company.

YOU--The owner of the Contract.

                             INTRODUCTION AND SUMMARY

This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between you and Pruco Life and should be retained.


As you read this prospectus you should keep in mind that this is a life insurance contract. VARIABLE LIFE INSURANCE has significant investment aspects and requires you to make investment decisions and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective purchasers. But because a substantial part of the premium pays for life insurance that will pay to the beneficiary, in the event of the insured's death, an amount which generally far exceeds the total premium payments, you should not buy this Contract unless the major reason for the purchase is to provide life insurance protection.


Brief Description of the Contract

The Contract is a form of variable universal life insurance. It is built around a Contract Fund, the value of which changes every business day. The chart below describes how the value of your Contract Fund changes.

You may choose to have premiums, after the deduction of certain charges, invested into any one or more of the 15 available subaccounts or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected for the investment of your Contract Fund.

Although the selection of any of the subaccounts offers the possibility that your Contract Fund value will increase if there is favorable investment performance, you are subject to the risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9. If you select the fixed-rate option, you are credited with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Charges


The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 15.

                               PREMIUM PAYMENT


                  . less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums. In Oregon this is called a premium based administrative charge.

                   . less a charge for sales expenses of up to 4% of the premiums pai d



                            INVESTED PREMIUM AMOUNT

     .  To be invested in one or a combination of:
        .  15 investment portfolios of the Funds
        .  The fixed-rate option

                                 CONTRACT FUND

       On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.

ADJUSTMENTS MADE TO CONTRACT FUND AS APPLICABLE FOR:

 .  Addition of any new invested premium amounts.
 .  Addition of any increase due to investment results of the chosen variable investment options.
 . Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.
 . Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See CONTRACT LOANS, page 25.)
 .  Subtraction of any decrease due to investment results of the chosen variable investment options.
 .  Subtraction of any amount withdrawn.
 .  Subtraction of the charges listed below, as applicable.


                                 DAILY CHARGES
 .  Management fees and expenses are deducted from the assets of the Funds.
 . A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the variable investment options for mortality and expense risks.

                                MONTHLY CHARGES
 . The Contract Fund is reduced by a monthly administrative charge of up to $10 plus $0.07 per $1,000 of the basic insurance amount; for Contract years after the first, the $0.07 per $1,000 portion of the charge is reduced to $0.01 per $1,000 of the basic insurance amount.
 .  A cost of insurance ("COI") charge is deducted.
 .  The Contract Fund is reduced by a Death Benefit Guarantee risk charge of
   $0.01 per $1,000 of the basic insurance amount.
 .  If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders.
 . If the rating class of an insured results in an extra charge, that charge will be deducted from the Contract Fund.

                          POSSIBLE ADDITIONAL CHARGES

 . If during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased (including as a result of a withdrawal), a contingent deferred sales charge is assessed. For insureds age 76 or less at issue, the maximum contingent deferred sales charge is 26% of the target level premium (see PREMIUMS, page 11) for the Contract. For insureds age 77 or greater at issue, the maximum charge will be a smaller percentage of the target level premium for the Contract. The charge is level for six years and then declines monthly to zero at the end of the 10th Contract year.
 . If during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased (including as a result of a withdrawal), a contingent deferred administrative charge is assessed. This charge equals the lesser of: (a) $5 per $1,000 of basic insurance amount; and
   (b) $500. It is level for six years and then declines monthly until it reaches zero at the end of the 10th Contract year.
 .  An administrative charge of up to $25 is made in connection with any withdrawals.
 .  An administrative charge of up to $25 is made for any change in basic insurance amount.
 . An administrative charge of up to $25 is made for each transfer exceeding twelve in any Contract year.


Types of Death Benefit

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount chosen by you at the outset. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is in force, the death benefit will never be less than the basic insurance amount shown in your Contract. See TYPE OF DEATH BENEFIT, page 10.

PREMIUMS

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, the timing and amount of premium payments are discretionary. The Contract will remain in force provided that the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. However, if the premiums you pay on an accumulated basis are high enough, and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated, generally lengthy period. The guarantee for the life of the Contract requires higher premium payments. See PREMIUMS, page 11, DEATH BENEFIT GUARANTEE, page 12 and LAPSE AND REINSTATEMENT, page 28.

While you decide when to make premium payments and, subject to a $25 minimum, in what amounts, we do offer and suggest regular billing of premiums. When applying for the Contract, you should discuss your billing options with your Pruco Life representative. See PREMIUMS, page 11.


REFUND

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 10.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

                GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                 COMPANY, THE PRUCO LIFE VARIABLE APPRECIABLE
                 ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
                         AVAILABLE UNDER THE CONTRACT

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by the Company's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Company policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of the Company as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.


Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life insurance companies.


As of December 31, 1997, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

The Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account.
These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently 15 available subaccounts within the Account, each of which invests in a single corresponding portfolio of the Funds. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE FUNDS

The following is a list of the Funds, the portfolios' investment objectives and investment advisors:

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND"):

 . MONEY MARKET PORTFOLIO: The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations. There are no assurances that this portfolio will maintain a stable net asset value.

 . DIVERSIFIED BOND PORTFOLIO: A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

 . CONSERVATIVE BALANCED PORTFOLIO: Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

 . FLEXIBLE MANAGED PORTFOLIO: Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

 . HIGH YIELD BOND PORTFOLIO: Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges.

 . STOCK INDEX PORTFOLIO: Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

 . EQUITY INCOME PORTFOLIO: Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index.

 . EQUITY PORTFOLIO: Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that are superior to broadly-based stock indices. Current income, if any, is incidental.

 . PRUDENTIAL JENNISON PORTFOLIO: Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

 . GLOBAL PORTFOLIO: Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

AIM VARIABLE INSURANCE FUNDS, INC.:

 . AIM V.I. VALUE FUND. To achieve long-term growth of capital by investing primarily in equity securities judged by A I M Advisors, Inc. to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

A I M Advisors, Inc. ("AIM") is the investment advisor for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

 . AMERICAN CENTURY VP VALUE FUND. Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment advisor for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Principal Underwriter of the fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

JANUS ASPEN SERIES:

 . GROWTH PORTFOLIO. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS VARIABLE INSURANCE TRUST:

 . EMERGING GROWTH SERIES.  Seeks to provide long-term growth of capital.
  Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. ROWE PRICE INTERNATIONAL SERIES, INC.:

 . INTERNATIONAL STOCK PORTFOLIO. Long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. is the Investment Manager for this fund. The principal business address for Rowe Price-Fleming International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

Further information about Fund portfolios can be found in the attached prospectuses and their statements of additional information for each Fund.

The investment advisors with respect to the Funds charge a daily investment management fee as compensation for their services, as set forth in the table in the DEDUCTIONS FROM PORTFOLIOS section, page 15 and as more fully described in the prospectus for each Fund.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither the companies which invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Pruco Life may be compensated by an affiliate of each of the Funds (other than those in the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.

A FULL DESCRIPTION OF THE FUNDS, THEIR INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, THEIR EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF THEIR OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUSES FOR EACH FUND AND IN THE RELATED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year. At that time a new crediting rate will apply to that money until the first day of the same month in the next year. Then a new declared crediting rate will apply to that money for the remainder of that calendar year. Thereafter a new crediting rate will be declared each year for that money and it will remain in effect for the entire calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits, see TRANSFERS, page 14. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months, see WHEN PROCEEDS ARE PAID, page 22.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Global, AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves somewhat different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio. There may be times when you desire even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

You should make a choice that takes into account how willing you are to accept investment risks, the manner in which your other assets are invested, and your own predictions about what investment results are likely to be in the future. Pruco Life does recommend AGAINST frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                            DETAILED INFORMATION FOR
                          PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds below the age of 81.
Currently, the minimum basic insurance amount that can be applied for is $250,000. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers are offered the most favorable cost of insurance rates. A higher cost of insurance rate and/or additional charge is charged if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made with no adjustment for investment experience.

TYPE OF DEATH BENEFIT

You may select either of two types of death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. The death benefit of this type does not vary with the investment performance of the investment options selected by you, except in certain circumstances. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 18. Favorable investment results of the variable investment options to which the assets related to the Contract are allocated and payment of additional premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 18.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a component of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 18 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 19. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Purchasers of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 20.

CHANGING THE TYPE OF DEATH BENEFIT

On or after the first Contract anniversary and subject to Pruco Life's approval, you may change the type of death benefit. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract.

If you are changing your Contract's type of death benefit from Type A (fixed) to Type B (variable), we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                     CHANGING THE DEATH        CHANGING THE DEATH
                        BENEFIT FROM             BENEFIT FROM
                      TYPE A     TYPE B        TYPE B      TYPE A
                   (FIXED)      (VARIABLE)  (VARIABLE)       (FIXED)
--------------------------------------------------------------------
BASIC INSURANCE
 AMOUNT                $ 300,000  $250,000       $ 250,000  $300,000

--------------------------------------------------------------------
CONTRACT FUND          $  50,000 = $50,000       $  50,000 = $50,000
--------------------------------------------------------------------
DEATH BENEFIT          $300,000 = $300,000       $300,000 = $300,000
--------------------------------------------------------------------

Changing your Contract's type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of surrender charges. In addition, although we do not currently do so, we reserve the right to make an administrative processing charge of up to $25 for any change in basic insurance amount. See CHARGES AND EXPENSES, page 15.

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or any of our offices. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

PREMIUMS

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 18 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 19. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized, under the Internal Revenue Code, as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

There are several types of "premiums" under the Contract, described below. Understanding them will help you understand how the Contract works.

   MINIMUM INITIAL PREMIUM -- the premium needed to start the Contract. There is no insurance under this Contract unless the minimum initial premium is paid.

   GUIDELINE PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract in force for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Type B (variable) Contract than for a Type A (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages.
   See DEATH BENEFIT GUARANTEE, page 12. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the guideline premium.

   TARGET PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract in force during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the target premium.

   TARGET LEVEL PREMIUM -- the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the
   contingent deferred sales charges.   See CHARGES AND EXPENSES, page 15.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in force if either the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt or if you have paid sufficient premiums on an accumulated basis to meet the conditions of the Death Benefit Guarantee and Contract debt is not equal to or greater than the Contract Fund less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid.

When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

DEATH BENEFIT GUARANTEE

Although you decide what premium amounts you wish to pay, payment of sufficient premium, on an accumulated basis, will guarantee that your policy will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt not being equal to or greater than the Contract Fund less any applicable surrender charges. See CONTRACT LOANS, page 25. You should consider the importance of the Death Benefit Guarantee to you when deciding on what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of amounts - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash
                                                                        ---
values that you can realize by surrendering the Contract, nor are they death benefits payable. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insured's age, sex (except where unisex rates apply), smoker/non-smoker status, death benefit type and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be of short duration.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in force, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 11. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, non-smoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

                      BASIC INSURANCE AMOUNT -- $250,000
                         ILLUSTRATIVE ANNUAL PREMIUMS


AGE OF           TYPE OF           GUIDELINE PREMIUM      TARGET PREMIUM
INSURED          DEATH             CORRESPONDING TO    CORRESPONDING TO THE
AT ISSUE        BENEFIT           THE LIFETIME DEATH    LIMITED DEATH BENEFIT
                 CHOSEN            BENEFIT GUARANTEE   GUARANTEE VALUES AND
                                        VALUES          NUMBER OF YEARS OF
                                                             GUARANTEE
   35          Type A (fixed)          $   3,532.50     $ 2,007.50 for 35 years
   35          Type B (variable)       $  12,037.50     $ 2,007.50 for 33 years
   45          Type A (fixed)          $   5,462.50     $ 2,977.50 for 25 years
   45          Type B (variable)       $  17,147.50     $ 2,977.50 for 23 years
   55          Type A (fixed)          $   8,897.50     $ 5,770.00 for 20 years
   55          Type B (variable)       $  25,607.50     $ 5,770.00 for 18 years


The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the guarantee. It may be preferable for you to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis if the death benefit guarantee is desired for lifetime protection. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial
                                                                     -----------
amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of the medical examination. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the date of the application. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

ALLOCATION OF PREMIUMS

On the Contract date, the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) are deducted from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. To the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 15.

The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33__% cannot. Of course, the total allocation to all selected investment options must equal 100%.

TRANSFERS

You may, up to twelve times each Contract year, transfer amounts from one subaccount to another subaccount or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding twelve in any Contract year. All or a portion of the amount credited to a subaccount may be transferred.

Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege.
Telephone transfers may not be available on policies that are assigned (see ASSIGNMENT, page 26), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine.
Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year and the maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option; and (b) $2,000. These limits are subject to change in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

DOLLAR COST AVERAGING

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market Subaccount into other subaccounts available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly, quarterly, semi-annually or annually.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the twelve free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

AUTO-REBALANCING

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance subaccount assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a monthly, quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the twelve free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

CHARGES AND EXPENSES

This section provides a detailed description of each charge that is described briefly in the chart on page 3, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

DEDUCTIONS FROM PREMIUM PAYMENTS


(a) A charge of up to 7.5% is deducted from each premium for taxes attributable to premiums (in Oregon, this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium. Tax rates vary from jurisdiction to jurisdiction and generally range from 0.75% to 5%. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums and it is currently equal to 1.25% of the premium. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1997, Pruco Life deducted a total of approximately $1,001,000 in taxes attributable to premiums.

(b) A charge of up to 4% is deducted from each premium payment for sales
    expenses.   This charge, often called a sales load, is deducted to
    compensate us for things like the costs Pruco Life incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

   Currently, the charge is equal to 4% of premiums paid in each Contract year up to the amount of the target premium (see PREMIUMS, page 11) and 0% of premiums paid in excess of this amount. Consequently, paying more than this amount in any Contract year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $2,007.50 and the Contract owner would like to pay 10 target
   premiums.   If the Contract owner paid $4,015 (two times the amount of the target premium in every other policy year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $401.50. If the Contract owner paid $2,007.50 in each of the first 10 policy years, the total sales load would be $803. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 21.

   Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE, page
   12. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. During 1997, Pruco Life received a total of approximately $595,000 in sales charges.

DEDUCTIONS FROM PORTFOLIOS

An investment advisory fee is deducted daily from each portfolio of the Funds at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:


---------------------------------------------------------------------------------
                                              INVESTMENT     OTHER       TOTAL
PORTFOLIO                                      ADVISORY    EXPENSES    EXPENSES
                                                 FEE
---------------------------------------------------------------------------------
SERIES FUND
  Money Market                                      0.40%       0.03%       0.43%
  Diversified Bond                                  0.40%       0.03%       0.43%
  Conservative Balanced                             0.55%       0.01%       0.56%
  Flexible Managed                                  0.60%       0.02%       0.62%
  High Yield Bond                                   0.55%       0.02%       0.57%
  Stock Index                                       0.35%       0.02%       0.37%
  Equity Income                                     0.40%       0.01%       0.41%
  Equity                                            0.45%       0.01%       0.46%
  Prudential Jennison                               0.60%       0.04%       0.64%
  Global                                            0.75%       0.10%       0.85%

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Value Fund (4)                           0.62%       0.08%       0.70%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Value Portfolio (1)                            1.00%       0.00%       1.00%

JANUS ASPEN SERIES
  Growth Portfolio (2)                              0.65%       0.05%       0.70%

MFS VARIABLE INSURANCE TRUST
  Emerging Growth Series                            0.75%       0.12%       0.87%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
  International Stock Portfolio (3)                 1.05%       0.00%       1.05%
---------------------------------------------------------------------------------

(1) Fees are all-inclusive.

(2) The fees and expenses in the table above are based on gross expenses of the Portfolio before expense offset arrangements for the fiscal year ended December 31, 1997. The information for the Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Portfolio would have been 0.74%, 0.04% and 0.78%, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.
(3) The investment management fee includes the ordinary expenses of operating the Fund.

(4) AIM may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Fund will reimburse AIM in an amount up to 0.25% of the average net asset value of the Fund for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. The fee currently only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUCO LIFE BY THE FUNDS, AND HAVE NOT BEEN INDEPENDENTLY VERIFIED BY PRUCO LIFE.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day a charge is deducted from the assets of each of the subaccounts (the "variable investment options") in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we intend to charge 0.6%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. During 1997, Pruco Life received a total of approximately $40,000 in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $5 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years. Pruco Life reserves the right, however to charge up to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $10 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years.

   For example, a Contract with a basic insurance amount of $250,000 would currently have a charge equal to $10 plus $17.50 for a total of $27.50 per month for the first Contract year and $5 plus $2.50 for a total of $7.50 per month in all later years. The maximum charge for this same Contract would be $10 plus $17.50 for a total of $27.50 per month during the first Contract year. In later years, the maximum charge would be $10 plus $2.50 for a total of $12.50 per month. During 1997, Pruco Life received a total of approximately $324,000 in monthly administrative charges.

(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund -- significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit.
    The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. For an increase in basic insurance amount, maximum COI rates are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply), smoker/nonsmoker status, and extra
    rating class, if any.   See INCREASES IN BASIC INSURANCE AMOUNT, page 21.
    At most ages, Pruco Life's current COI rates are lower than the maximum rates.

(c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Pruco Life for the risk we assume by providing the Death Benefit Guarantee feature. See DEATH BENEFIT GUARANTEE, page 12. During 1997, Pruco Life received a total of approximately $135,000 for this risk charge.

(d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

(e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

SURRENDER CHARGES

(a) An additional sales load is charged if during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased. It is not deducted from the death benefit if the insured should die during this period. Upon lapse or surrender, for issue ages 76 or less, this contingent deferred charge will be 26% of the lesser of: (a) the target level premium for the Contract; and (b) the actual premiums paid. The rate used in the calculation of this contingent deferred charge will be 22% for issue ages 77-79, 16% for issue ages 80-83 and 13% for issue ages 84-85.
    The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year. If during the first 10 Contract years the basic insurance amount is decreased [including as a result of a withdrawal or a change in the type of death benefit from Type A (fixed) to Type B (variable)], we will deduct a proportionate amount of the charge from the Contract Fund. The proportion we use will be the amount by which the new basic insurance amount is less than the basic insurance amount at issue (but not greater than the amount of the decrease) divided by the basic insurance amount at issue.

(b) If during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. This charge is level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year. If the basic insurance amount is decreased [including as a result of a withdrawal or a change in the type of death benefit from Type A (fixed) to Type B (variable)] during the first 10 Contract years, we will deduct a proportionate amount of the charge from the Contract Fund. The proportion we use will be the amount by which the new basic insurance amount is less than the basic insurance amount at issue (but not greater than the amount of the decrease) divided by the basic insurance amount at issue. During 1997, Pruco Life received a total of approximately $3,000 from surrendered or lapsed Contracts.

TRANSACTION CHARGES

(a) An administrative processing charge, which is the lesser of: (a) $25 and;
    (b) 2% of the withdrawal amount, is made in connection with each withdrawal.

(b) No administrative processing charge is currently being made in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) An administrative processing charge of up to $25 is made for each transfer exceeding 12 in any Contract year.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See CONTRACT LOANS, page 25. The Contract Fund value changes daily, reflecting increases or decreases in the value of the Fund portfolios in which the assets of the subaccount[s] have been invested, interest credited on any amounts allocated to the fixed-rate option, interest credited on any loan, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see PREMIUMS, page 11), assuming hypothetical uniform investment results in the Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 23.

HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two types of death benefit available under the
Contract: Type A, a generally fixed death benefit and Type B, a variable death benefit. A Type B (variable) death benefit varies with investment performance while a Type A (fixed) death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. See CONTRACT LOANS, page 25. If the Contract is kept in force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Type A (fixed) Contract will always be the greater of: (1) the basic insurance amount; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was age 35.



                         TYPE A (FIXED) DEATH BENEFIT
------------------------------------------------------------------------------------------------------------
               IF                                                     THEN
------------------------------------------------------------------------------------------------------------
  THE                      AND THE               THE               THE CONTRACT
 INSURED                  CONTRACT             ATTAINED                 FUND                  AND THE
 IS AGE                    FUND IS               AGE               MULTIPLIED BY               DEATH
                                              FACTOR IS             THE ATTAINED             BENEFIT IS
                                                                    AGE FACTOR IS
------------------------------------------------------------------------------------------------------------
    40                     $ 25,000             3.64                   91,000                  $250,000
    40                     $ 75,000             3.64                  273,000                  $273,000*
    40                     $100,000             3.64                  364,000                  $364,000*
------------------------------------------------------------------------------------------------------------
    60                     $ 75,000             1.96                  147,000                  $250,000
    60                     $125,000             1.96                  245,000                  $250,000
    60                     $150,000             1.96                  294,000                  $294,000*
------------------------------------------------------------------------------------------------------------
    80                     $150,000             1.28                  192,000                  $250,000
    80                     $200,000             1.28                  256,000                  $256,000*
    80                     $225,000             1.28                  288,000                  $288,000*
------------------------------------------------------------------------------------------------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
------------------------------------------------------------------------------------------------------------


This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $294,000, even though the original basic insurance amount was $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.96. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY

Under a Type B (variable) Contract, while the Contract is in force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greater of: (1) the basic insurance amount plus the Contract Fund; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was age 35.


                        TYPE B (VARIABLE) DEATH BENEFIT
----------------------------------------------------------------------------------------------

  THE                  AND THE             THE             THE CONTRACT           AND THE
 INSURED              CONTRACT          ATTAINED              FUND                 DEATH
 IS AGE                FUND IS             AGE            MULTIPLIED BY         BENEFIT IS
                                        FACTOR IS         THE ATTAINED
                                                          AGE FACTOR IS
----------------------------------------------------------------------------------------------
   40                  $ 25,000           3.64                91,000           $275,000
   40                  $ 75,000           3.64               273,000           $325,000
   40                  $100,000           3.64               364,000           $364,000*
----------------------------------------------------------------------------------------------
   60                  $ 75,000           1.96               147,000           $325,000
   60                  $125,000           1.96               245,000           $375,000
   60                  $150,000           1.96               294,000           $400,000
----------------------------------------------------------------------------------------------
   80                  $150,000           1.28               192,000           $400,000
   80                  $200,000           1.28               256,000           $450,000
   80                  $225,000           1.28               288,000           $475,000
----------------------------------------------------------------------------------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
----------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $364,000, even though the original basic insurance amount was $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.64. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

WITHDRAWALS

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The amount that you may withdraw is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting any charges associated with the withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Type B (variable) Contract, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax advisor and your Pruco Life representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the fee for the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the Death Benefit Guarantee, since withdrawals decrease the accumulated net payments. See DEATH BENEFIT GUARANTEE, page 12.

INCREASES IN BASIC INSURANCE AMOUNT

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, on or after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. The following conditions must be met: (1) you must ask for the change in a form that meets our needs; (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of the Contract; (3) you must prove to us that the insured is insurable for any increase; (4) the Contract must not be in default;
(5) we must not be paying premiums into the Contract as a result of the insured's total disability; and (6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount, but we reserve the right to make such a charge in an amount of up to $25.

For sales load purposes, the target premiums are calculated separately for the initial basic insurance amount and each increase in basic insurance amount. Each target premium piece also includes the premium for extra insurance charges associated to that piece of coverage. When premiums are paid, each payment is allocated among the initial basic insurance amount and each increase in basic insurance amount according to the target premiums. Currently, the sales load charge for each piece is equal to 4% of the allocated premium paid in each contract year up to the target premium and 0% of allocated premiums paid in excess of the target premium. See the definition of contract year for an increase in DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 1.


Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the contract fund instead of a refund of premium. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 10. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Therefore, before increasing the basic insurance amount, you should consult with your tax advisor and your Pruco Life representative.

DECREASES IN BASIC INSURANCE AMOUNT

As explained earlier, you may make a withdrawal (see WITHDRAWALS, page 20). On or after the first Contract anniversary, you also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of your Contract. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount, but we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 15. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a
Modified Endowment Contract.   See TAX TREATMENT OF CONTRACT BENEFITS, page 26.
Before requesting any decrease in basic insurance amount, you should consult with your tax advisor and your Pruco Life representative.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFIT to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by you as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the effect on the Contract if less than the entire death benefit is accelerated .

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The four tables that follow show how the death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, each of which is described below. All four tables assume that a Contract with a basic insurance amount of $250,000 has been bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract. It is assumed that the target premium amount (see PREMIUMS, page 11) is paid on each Contract anniversary and that no loans are taken. The first table (page T1) assumes that a Type A (fixed) Contract has been purchased and the second table (page T2) assumes that a Type B (variable) Contract has been purchased. Both assume that the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except that it is assumed that the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 15.

Another assumption is that the Contract Fund has been invested in equal amounts in each of the 15 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return, that is, that the average value of the Contract Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are unrealistic assumptions since actual returns will fluctuate from year to year. Nevertheless, these assumptions help show how the Contract values will change with investment experience.


The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested in a savings account paying 4% compounded interest. Of course, if that were done, there would be no life insurance protection. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.64%, and the daily deduction from the Contract Fund of 0.6% per year for the tables based on current charges and 0.9% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.24%, 2.76%, 6.76% and 10.76%, respectively. Assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.54%, 2.46%, 6.46% and 10.46%, respectively. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

Note that under the Type B (variable) Contract the death benefit changes to reflect investment returns, while under the Type A (fixed) Contract the death benefit increases only if the Contract Fund becomes sufficiently large that an increase in the death benefit is necessary in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. See TYPE OF DEATH BENEFIT, page 10.

Following these illustrations are two pages (pages T5 and T6) showing internal rates of return (commonly referred to as IRRs) associated with the cash values and death benefits shown on the preceding four pages. IRRs are often employed by insurance companies to provide some indication of the rate of return that may be thought of as earned upon your "investment" in the Contract (the aggregate premiums paid) if the Contract were surrendered or if the insured was to die. The IRR on the death benefit is equivalent to an interest rate (without considering taxes) at which an amount equal to the premiums illustrated on the preceding pages could have been invested to arrive at the death benefit of the Contract. The IRR on the cash surrender value is equivalent to an interest rate (without considering taxes) at which an amount equal to the illustrated premiums could have been invested to arrive at the cash surrender value of the Contract. The IRRs on page T5 are based on the Contract values shown on pages T1 and T2. The IRRs on page T6 are based on the Contract values shown on pages T3 and T4.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class. You can obtain an illustration using premium amounts and payment patterns that you wish to follow. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 12%.

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                            MALE NON-SMOKER AGE 35
                       $ 250,000 BASIC INSURANCE AMOUNT
                       $ 2,007.50 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                                          Death Benefit (1)
                                -----------------------------------------------------------
                                            Assuming Hypothetical Gross (and Net)
                    Premiums                     Annual Investment Return of
         End of   Accumulated   -----------------------------------------------------------
         Policy at 4% Interest     0% Gross       4% Gross       8% Gross      12% Gross
          Year     Per Year      (-1.24% Net)   ( 2.76% Net)   ( 6.76% Net)   (10.76% Net)
         ------ --------------  -------------- -------------- -------------- --------------
            1     $     2,088   $   250,000    $   250,000    $   250,000    $   250,000
            2     $     4,259   $   250,000    $   250,000    $   250,000    $   250,000
            3     $     6,517   $   250,000    $   250,000    $   250,000    $   250,000
            4     $     8,866   $   250,000    $   250,000    $   250,000    $   250,000
            5     $    11,308   $   250,000    $   250,000    $   250,000    $   250,000
            6     $    13,848   $   250,000    $   250,000    $   250,000    $   250,000
            7     $    16,490   $   250,000    $   250,000    $   250,000    $   250,000
            8     $    19,237   $   250,000    $   250,000    $   250,000    $   250,000
            9     $    22,095   $   250,000    $   250,000    $   250,000    $   250,000
           10     $    25,066   $   250,000    $   250,000    $   250,000    $   250,000
           15     $    41,805   $   250,000    $   250,000    $   250,000    $   250,000
           20     $    62,171   $   250,000    $   250,000    $   250,000    $   250,000
           25     $    86,948   $   250,000    $   250,000    $   250,000    $   322,959
           30     $   117,094   $   250,000    $   250,000    $   250,000    $   479,220
           35     $   153,771   $   250,000    $   250,000    $   267,837    $   707,721
           40     $   198,394   $   250,000    $   250,000    $   334,107    $ 1,031,251
           45     $   252,685   $         0(2) $   250,000    $   417,984    $ 1,516,215
           50     $   318,738   $         0    $         0(2) $   522,262    $ 2,236,837
           55     $   399,102   $         0    $         0    $   649,272    $ 3,295,188
           60     $   496,877   $         0    $         0    $   801,213    $ 4,831,881
           65     $   615,835   $         0    $         0    $   995,275    $ 7,148,494
                             Cash Surrender Value (1)
          -----------------------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                           Annual Investment Return of
End of    -----------------------------------------------------------
Policy        0% Gross       4% Gross       8% Gross      12% Gross
 Year       (-1.24% Net)   ( 2.76% Net)   ( 6.76% Net)   (10.76% Net)
------    -------------- -------------- -------------- --------------
   1      $       103    $       161    $       220    $       279
   2      $     1,448    $     1,618    $     1,792    $     1,972
   3      $     2,772    $     3,109    $     3,465    $     3,841
   4      $     4,071    $     4,634    $     5,244    $     5,904
   5      $     5,345    $     6,191    $     7,133    $     8,180
   6      $     6,592    $     7,781    $     9,140    $    10,692
   7      $     8,065    $     9,656    $    11,525    $    13,716
   8      $     9,505    $    11,560    $    14,038    $    17,025
   9      $    10,910    $    13,488    $    16,684    $    20,643
  10      $    12,276    $    15,439    $    19,470    $    24,604
  15      $    17,145    $    24,162    $    34,467    $    49,628
  20      $    21,325    $    33,788    $    54,997    $    91,317
  25      $    24,307    $    43,984    $    82,976    $   160,676
  30      $    24,104    $    52,883    $   120,060    $   272,284
  35      $    19,426    $    59,258    $   170,597    $   450,778
  40      $     5,138    $    58,475    $   236,955    $   731,384
  45      $         0(2) $    42,531    $   321,526    $ 1,166,319
  50      $         0    $         0(2) $   428,083    $ 1,833,473
  55      $         0    $         0    $   559,717    $ 2,840,679
  60      $         0    $         0    $   721,814    $ 4,353,046
  65      $         0    $         0    $   947,881    $ 6,808,090

         (1)  Assumes no Contract loan has been made.

         (2) Based on a gross return of 0%, the Contract would go into default in year 42.
              Based on a gross return of 4%, the Contract would go into default in year 50.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                      T1

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                            MALE NON-SMOKER AGE 35
                       $ 250,000 BASIC INSURANCE AMOUNT
                       $ 2,007.50 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                                          Death Benefit (1)
                                -----------------------------------------------------------
                                            Assuming Hypothetical Gross (and Net)
                    Premiums                     Annual Investment Return of
         End of   Accumulated   -----------------------------------------------------------
         Policy at 4% Interest     0% Gross       4% Gross       8% Gross      12% Gross
          Year     Per Year      (-1.24% Net)   ( 2.76% Net)   ( 6.76% Net)   (10.76% Net)
         ------ --------------  -------------- -------------- -------------- --------------
            1     $     2,088   $   251,122    $   251,181    $   251,240    $   251,299
            2     $     4,259   $   252,464    $   252,633    $   252,807    $   252,986
            3     $     6,517   $   253,782    $   254,118    $   254,473    $   254,847
            4     $     8,866   $   255,074    $   255,634    $   256,241    $   256,898
            5     $    11,308   $   256,337    $   257,178    $   258,115    $   259,156
            6     $    13,848   $   257,572    $   258,753    $   260,103    $   261,644
            7     $    16,490   $   258,775    $   260,354    $   262,208    $   264,381
            8     $    19,237   $   259,943    $   261,978    $   264,434    $   267,392
            9     $    22,095   $   261,071    $   263,622    $   266,785    $   270,701
           10     $    25,066   $   262,159    $   265,284    $   269,266    $   274,336
           15     $    41,805   $   266,849    $   273,717    $   283,796    $   298,614
           20     $    62,171   $   270,772    $   282,832    $   303,326    $   338,383
           25     $    86,948   $   273,353    $   292,094    $   329,150    $   403,329
           30     $   117,094   $   272,404    $   298,996    $   360,887    $   507,117
           35     $   153,771   $   266,653    $   301,583    $   399,088    $   673,789
           40     $   198,394   $   251,285    $   293,633    $   440,136    $   969,784
           45     $   252,685   $         0(2) $   266,416    $   477,239    $ 1,426,734
           50     $   318,738   $         0    $         0(2) $   498,085    $ 2,105,652
           55     $   399,102   $         0    $         0    $   477,128    $ 3,102,704
           60     $   496,877   $         0    $         0    $   372,844    $ 4,550,365
           65     $   615,835   $         0    $         0    $         0(2) $ 6,732,708
                             Cash Surrender Value (1)
          -----------------------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                           Annual Investment Return of
End of    -----------------------------------------------------------
Policy        0% Gross       4% Gross       8% Gross      12% Gross
 Year       (-1.24% Net)   ( 2.76% Net)   ( 6.76% Net)   (10.76% Net)
------    -------------- -------------- -------------- --------------
   1      $       100    $       159    $       218    $       277
   2      $     1,442    $     1,611    $     1,785    $     1,964
   3      $     2,760    $     3,096    $     3,451    $     3,825
   4      $     4,052    $     4,612    $     5,219    $     5,876
   5      $     5,315    $     6,156    $     7,093    $     8,134
   6      $     6,550    $     7,731    $     9,081    $    10,622
   7      $     8,008    $     9,587    $    11,441    $    13,615
   8      $     9,432    $    11,467    $    13,923    $    16,881
   9      $    10,816    $    13,367    $    16,530    $    20,445
  10      $    12,159    $    15,284    $    19,266    $    24,336
  15      $    16,849    $    23,717    $    33,796    $    48,614
  20      $    20,772    $    32,832    $    53,326    $    88,383
  25      $    23,353    $    42,094    $    79,150    $   153,329
  30      $    22,404    $    48,996    $   110,887    $   257,117
  35      $    16,653    $    51,583    $   149,088    $   423,789
  40      $     1,285    $    43,633    $   190,136    $   687,790
  45      $         0(2) $    16,416    $   227,239    $ 1,097,488
  50      $         0    $         0(2) $   248,085    $ 1,725,944
  55      $         0    $         0    $   227,128    $ 2,674,745
  60      $         0    $         0    $   122,844    $ 4,099,428
  65      $         0    $         0    $         0(2) $ 6,412,103

         (1)  Assumes no Contract loan has been made.

         (2) Based on a gross return of 0%, the Contract would go into default in year 41.
              Based on a gross return of 4%, the Contract would go into default in year 47.
              Based on a gross return of 8%, the Contract would go into default in year 64.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                      T2

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                            MALE NON-SMOKER AGE 35
                       $ 250,000 BASIC INSURANCE AMOUNT
                       $ 2,007.50 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                                          Death Benefit (1)
                                -----------------------------------------------------------
                                            Assuming Hypothetical Gross (and Net)
                    Premiums                     Annual Investment Return of
         End of   Accumulated   -----------------------------------------------------------
         Policy at 4% Interest     0% Gross       4% Gross       8% Gross      12% Gross
          Year     Per Year      (-1.54% Net)   ( 2.46% Net)   ( 6.46% Net)   (10.46% Net)
         ------ --------------  -------------- -------------- -------------- --------------
            1     $     2,088   $   250,000    $   250,000    $   250,000    $   250,000
            2     $     4,259   $   250,000    $   250,000    $   250,000    $   250,000
            3     $     6,517   $   250,000    $   250,000    $   250,000    $   250,000
            4     $     8,866   $   250,000    $   250,000    $   250,000    $   250,000
            5     $    11,308   $   250,000    $   250,000    $   250,000    $   250,000
            6     $    13,848   $   250,000    $   250,000    $   250,000    $   250,000
            7     $    16,490   $   250,000    $   250,000    $   250,000    $   250,000
            8     $    19,237   $   250,000    $   250,000    $   250,000    $   250,000
            9     $    22,095   $   250,000    $   250,000    $   250,000    $   250,000
           10     $    25,066   $   250,000    $   250,000    $   250,000    $   250,000
           15     $    41,805   $   250,000    $   250,000    $   250,000    $   250,000
           20     $    62,171   $   250,000    $   250,000    $   250,000    $   250,000
           25     $    86,948   $   250,000    $   250,000    $   250,000    $   250,000
           30     $   117,094   $   250,000    $   250,000    $   250,000    $   298,484
           35     $   153,771   $   250,000    $   250,000    $   250,000    $   417,880
           40     $   198,394   $         0(2) $         0(2) $   250,000    $   570,258
           45     $   252,685   $         0    $         0    $         0(2) $   775,012
           50     $   318,738   $         0    $         0    $         0    $ 1,047,096
           55     $   399,102   $         0    $         0    $         0    $ 1,403,925
           60     $   496,877   $         0    $         0    $         0    $ 1,883,587
           65     $   615,835   $         0    $         0    $         0    $ 2,430,417
                                    Cash Surrender Value (1)
                 -----------------------------------------------------------
                            Assuming Hypothetical Gross (and Net)
                                  Annual Investment Return of
         End of  -----------------------------------------------------------
         Policy      0% Gross       4% Gross       8% Gross      12% Gross
          Year     (-1.54% Net)   ( 2.46% Net)   ( 6.46% Net)   (10.46% Net)
         ------  -------------- -------------- -------------- --------------
            1    $         0    $         0    $        53    $       108
            2    $     1,056    $     1,207    $     1,364    $     1,525
            3    $     2,122    $     2,418    $     2,731    $     3,062
            4    $     3,142    $     3,628    $     4,156    $     4,730
            5    $     4,115    $     4,836    $     5,642    $     6,540
            6    $     5,034    $     6,035    $     7,184    $     8,501
            7    $     6,153    $     7,478    $     9,041    $    10,882
            8    $     7,216    $     8,907    $    10,959    $    13,445
            9    $     8,218    $    10,317    $    12,938    $    16,204
           10    $     9,156    $    11,704    $    14,978    $    19,177
           15    $    11,439    $    16,788    $    24,779    $    36,707
           20    $    11,106    $    20,001    $    35,702    $    63,368
           25    $     6,305    $    19,042    $    46,429    $   104,464
           30    $         0    $     9,780    $    54,305    $   169,593
           35    $         0    $         0    $    53,166    $   266,166
           40    $         0(2) $         0(2) $    28,298    $   404,438
           45    $         0    $         0    $         0(2) $   596,163
           50    $         0    $         0    $         0    $   858,275
           55    $         0    $         0    $         0    $ 1,210,280
           60    $         0    $         0    $         0    $ 1,696,925
           65    $         0    $         0    $         0    $ 2,314,683

         (1)    Assumes no Contract loan has been made.

         (2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36. Based on a gross return of 8%, the Contract would go into default in year 43.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                      T3

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                            MALE NON-SMOKER AGE 35
                       $ 250,000 BASIC INSURANCE AMOUNT
                       $ 2,007.50 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                                          Death Benefit (1)
                                -----------------------------------------------------------
                                            Assuming Hypothetical Gross (and Net)
                    Premiums                     Annual Investment Return of
         End of   Accumulated   -----------------------------------------------------------
         Policy at 4% Interest     0% Gross       4% Gross       8% Gross      12% Gross
          Year     Per Year      (-1.54% Net)   ( 2.46% Net)   ( 6.46% Net)   (10.46% Net)
         ------ --------------  -------------- -------------- -------------- --------------
            1     $     2,088   $   250,965    $   251,019    $   251,073    $   251,127
            2     $     4,259   $   252,071    $   252,222    $   252,378    $   252,539
            3     $     6,517   $   253,131    $   253,425    $   253,737    $   254,066
            4     $     8,866   $   254,142    $   254,625    $   255,150    $   255,720
            5     $    11,308   $   255,103    $   255,818    $   256,618    $   257,509
            6     $    13,848   $   256,007    $   256,999    $   258,137    $   259,441
            7     $    16,490   $   256,853    $   258,162    $   259,708    $   261,527
            8     $    19,237   $   257,638    $   259,307    $   261,331    $   263,782
            9     $    22,095   $   258,360    $   260,426    $   263,005    $   266,218
           10     $    25,066   $   259,014    $   261,516    $   264,728    $   268,848
           15     $    41,805   $   261,084    $   266,246    $   273,949    $   285,440
           20     $    62,171   $   260,405    $   268,744    $   283,444    $   309,317
           25     $    86,948   $   255,176    $   266,514    $   290,886    $   342,505
           30     $   117,094   $   250,000    $   255,524    $   291,782    $   386,929
           35     $   153,771   $         0(2) $         0(2) $   277,178    $   442,655
           40     $   198,394   $         0    $         0    $         0(2) $   505,686
           45     $   252,685   $         0    $         0    $         0    $   561,998
           50     $   318,738   $         0    $         0    $         0    $   585,569
           55     $   399,102   $         0    $         0    $         0    $   521,201
           60     $   496,877   $         0    $         0    $         0    $   285,625
           65     $         0   $         0    $         0    $         0    $         0(2)
                                    Cash Surrender Value (1)
                 -----------------------------------------------------------
                            Assuming Hypothetical Gross (and Net)
                                  Annual Investment Return of
         End of  -----------------------------------------------------------
         Policy      0% Gross       4% Gross       8% Gross      12% Gross
          Year     (-1.54% Net)   ( 2.46% Net)   ( 6.46% Net)   (10.46% Net)
         ------  -------------- -------------- -------------- --------------
            1    $         0    $         0    $        51    $       105
            2    $     1,049    $     1,200    $     1,356    $     1,517
            3    $     2,109    $     2,403    $     2,715    $     3,045
            4    $     3,120    $     3,603    $     4,128    $     4,698
            5    $     4,081    $     4,796    $     5,596    $     6,487
            6    $     4,985    $     5,977    $     7,115    $     8,419
            7    $     6,086    $     7,396    $     8,941    $    10,761
            8    $     7,127    $     8,796    $    10,820    $    13,271
            9    $     8,105    $    10,171    $    12,750    $    15,962
           10    $     9,014    $    11,516    $    14,728    $    18,848
           15    $    11,084    $    16,246    $    23,949    $    35,440
           20    $    10,405    $    18,744    $    33,444    $    59,317
           25    $     5,176    $    16,514    $    40,886    $    92,505
           30    $         0    $     5,524    $    41,782    $   136,929
           35    $         0(2) $         0(2) $    27,178    $   192,655
           40    $         0    $         0    $         0(2) $   255,686
           45    $         0    $         0    $         0    $   311,998
           50    $         0    $         0    $         0    $   335,569
           55    $         0    $         0    $         0    $   271,201
           60    $         0    $         0    $         0    $    35,625
           65    $         0    $         0    $         0    $         0(2)

         (1)    Assumes no Contract loan has been made.

         (2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34. Based on a gross return of 8%, the Contract would go into default in year 39. Based on a gross return of 12%, the Contract would go into default in year 61.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                      T4

                            VARIABLE UNIVERSAL LIFE
                            MALE NON-SMOKER AGE 35
                       $ 250,000 BASIC INSURANCE AMOUNT
                       $ 2,007.50 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

           FIXED DEATH BENEFIT

                                   Internal Rates of Return on Death (1)
                            ------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of           ------------------------------------------------------
           Policy             0% Gross      4% Gross      8% Gross     12% Gross
            Year            (-1.24% Net)  ( 2.76% Net)  ( 6.76% Net)  (10.76% Net)
           ------           ------------  ------------  ------------  ------------
              5                  135.66%       135.66%       135.66%       135.66%
             10                   44.34%        44.34%        44.34%        44.34%
             15                   23.96%        23.96%        23.96%        23.96%
             20                   15.44%        15.44%        15.44%        15.44%
             25                   10.88%        10.88%        10.88%        12.46%
             30                    8.09%         8.09%         8.09%        11.38%
             35                    6.24%         6.24%         6.54%        10.70%
             40                    4.93%         4.93%         6.06%        10.19%
             45                         (2)      3.96%         5.73%         9.86%
             50                                       (2)      5.50%         9.62%
             55                                                5.33%         9.44%
             60                                                5.17%         9.28%
             65                                                5.07%         9.17%
                                     Internal Rates of Return on Surrender (1)
                              ------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of             ------------------------------------------------------
           Policy               0% Gross      4% Gross      8% Gross     12% Gross
            Year              (-1.24% Net)  ( 2.76% Net)  ( 6.76% Net)  (10.76% Net)
           ------             ------------  ------------  ------------  ------------
              5                    -20.31%       -15.70%       -11.18%        -6.75%
             10                     -9.18%        -4.84%        -0.56%         3.67%
             15                     -7.44%        -2.81%         1.67%         6.02%
             20                     -6.51%        -1.67%         2.91%         7.31%
             25                     -6.17%        -1.03%         3.67%         8.09%
             30                     -6.83%        -0.85%         4.14%         8.53%
             35                     -9.06%        -0.97%         4.49%         8.80%
             40                    -28.09%        -1.62%         4.72%         8.96%
             45                           (2)     -3.72%         4.84%         9.04%
             50                                         (2)      4.91%         9.08%
             55                                                  4.93%         9.07%
             60                                                  4.92%         9.05%
             65                                                  4.97%         9.07%


           (1)  Assumes no Contract loan has been made.
           (2) Based on a gross return of 0% the Contract would go into default in policy year 42.
                Based on a gross return of 4% the Contract would go into default in policy year 50.

           VARIABLE DEATH BENEFIT

                                    Internal Rates of Return on Death (1)
                            ------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of           ------------------------------------------------------
           Policy             0% Gross      4% Gross      8% Gross     12% Gross
            Year            (-1.24% Net)  ( 2.76% Net)  ( 6.76% Net)  (10.76% Net)
           ------           ------------  ------------  ------------  ------------
              5                  137.03%       137.21%       137.41%       137.63%
             10                   45.20%        45.41%        45.68%        46.02%
             15                   24.66%        24.94%        25.33%        25.88%
             20                   16.06%        16.40%        16.95%        17.80%
             25                   11.43%        11.84%        12.57%        13.81%
             30                    8.54%         9.01%         9.97%        11.67%
             35                    6.52%         7.07%         8.28%        10.49%
             40                    4.95%         5.56%         7.10%         9.97%
             45                         (2)      4.19%         6.18%         9.67%
             50                                       (2)      5.36%         9.46%
             55                                                4.49%         9.29%
             60                                                3.26%         9.15%
             65                                                     (2)      9.05%
                                      Internal Rates of Return on Surrender (1)
                              ------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of             ------------------------------------------------------
           Policy               0% Gross      4% Gross      8% Gross     12% Gross
            Year              (-1.24% Net)  ( 2.76% Net)  ( 6.76% Net)  (10.76% Net)
           ------             ------------  ------------  ------------  ------------
              5                    -20.49%       -15.87%       -11.36%        -6.93%
             10                     -9.37%        -5.03%        -0.75%         3.47%
             15                     -7.68%        -3.05%         1.43%         5.78%
             20                     -6.81%        -1.96%         2.63%         7.03%
             25                     -6.56%        -1.38%         3.34%         7.79%
             30                     -7.49%        -1.37%         3.69%         8.24%
             35                    -10.56%        -1.79%         3.85%         8.54%
             40                    -60.97%        -3.28%         3.83%         8.74%
             45                           (2)    -10.84%         3.62%         8.85%
             50                                         (2)      3.20%         8.91%
             55                                                  2.36%         8.93%
             60                                                  0.06%         8.92%
             65                                                       (2)      8.95%

           (1)  Assumes no Contract loan has been made.
           (2) Based on a gross return of 0% the Contract would go into default in policy year 41.
                Based on a gross return of 4% the Contract would go into default in policy year 47.
                Based on a gross return of 8% the Contract would go into default in policy year 64.

           THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                      T5

                            VARIABLE UNIVERSAL LIFE
                            MALE NON-SMOKER AGE 35
                       $ 250,000 BASIC INSURANCE AMOUNT
                       $ 2,007.50 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

           FIXED DEATH BENEFIT

                                   Internal Rates of Return on Death (1)
                            ------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of           ------------------------------------------------------
           Policy             0% Gross      4% Gross      8% Gross     12% Gross
            Year            (-1.54% Net)  ( 2.46% Net)  ( 6.46% Net)  (10.46% Net)
           ------           ------------  ------------  ------------  ------------
              5                  135.66%       135.66%       135.66%       135.66%
             10                   44.34%        44.34%        44.34%        44.34%
             15                   23.96%        23.96%        23.96%        23.96%
             20                   15.44%        15.44%        15.44%        15.44%
             25                   10.88%        10.88%        10.88%        10.88%
             30                                  8.09%         8.09%         9.00%
             35                                                6.24%         8.48%
             40                         (2)           (2)      4.93%         8.06%
             45                                                     (2)      7.75%
             50                                                              7.52%
             55                                                              7.32%
             60                                                              7.17%
             65                                                              6.97%
                                     Internal Rates of Return on Surrender (1)
                              ------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of             ------------------------------------------------------
           Policy               0% Gross      4% Gross      8% Gross     12% Gross
            Year              (-1.54% Net)  ( 2.46% Net)  ( 6.46% Net)  (10.46% Net)
           ------             ------------  ------------  ------------  ------------
              5                    -28.35%       -23.42%       -18.62%       -13.95%
             10                    -14.96%       -10.10%        -5.40%        -0.83%
             15                    -13.45%        -7.73%        -2.48%         2.44%
             20                    -14.78%        -7.24%        -1.13%         4.17%
             25                    -24.13%        -8.62%        -0.60%         5.26%
             30                                  -16.98%        -0.68%         6.04%
             35                                                 -1.61%         6.52%
             40                           (2)           (2)     -6.13%         6.78%
             45                                                       (2)      6.91%
             50                                                                6.95%
             55                                                                6.94%
             60                                                                6.93%
             65                                                                6.87%

           (1)  Assumes no Contract loan has been made.
           (2) Based on a gross return of 0% the Contract would go into default in policy year 36.
                Based on a gross return of 4% the Contract would go into default in policy year 36.
                Based on a gross return of 8% the Contract would go into default in policy year 43.

           VARIABLE DEATH BENEFIT

                                   Internal Rates of Return on Death (1)
                            ------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
           End of           ------------------------------------------------------
           Policy             0% Gross      4% Gross      8% Gross     12% Gross
            Year            (-1.54% Net)  ( 2.46% Net)  ( 6.46% Net)  (10.46% Net)
           ------           ------------  ------------  ------------  ------------
              5                  136.77%       136.92%       137.09%       137.28%
             10                   44.98%        45.15%        45.37%        45.65%
             15                   24.43%        24.64%        24.95%        25.39%
             20                   15.76%        16.00%        16.42%        17.10%
             25                   11.01%        11.27%        11.82%        12.82%
             30                                  8.20%         8.89%        10.32%
             35                         (2)           (2)      6.70%         8.73%
             40                                                     (2)      7.61%
             45                                                              6.71%
             50                                                              5.84%
             55                                                              4.74%
             60                                                              2.56%
             65                                                                   (2)
                                    Internal Rates of Return on Surrender (1)
                             ------------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
                                        Annual Investment Return of
           End of            ------------------------------------------------------
           Policy              0% Gross      4% Gross      8% Gross     12% Gross
            Year             (-1.54% Net)  ( 2.46% Net)  ( 6.46% Net)  (10.46% Net)
           ------            ------------  ------------  ------------  ------------
              5                   -28.61%       -23.67%       -18.88%       -14.21%
             10                   -15.27%       -10.42%        -5.72%        -1.15%
             15                   -13.95%        -8.20%        -2.92%         2.01%
             20                   -15.73%        -7.99%        -1.77%         3.58%
             25                   -27.94%       -10.17%        -1.62%         4.43%
             30                                 -26.65%        -2.48%         4.88%
             35                          (2)           (2)     -6.19%         5.06%
             40                                                      (2)      5.02%
             45                                                               4.74%
             50                                                               4.16%
             55                                                               2.89%
             60                                                              -5.12%
             65                                                                    (2)

           (1)  Assumes no Contract loan has been made.
           (2) Based on a gross return of 0% the Contract would go into default in policy year 34.
                Based on a gross return of 4% the Contract would go into default in policy year 34.
                Based on a gross return of 8% the Contract would go into default in policy year 39.
                Based on a gross return of 12% the Contract would go into default in policy year 61.

           THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      T6

CONTRACT LOANS

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and
(2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the tenth Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans; standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.

The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. See LAPSE AND REINSTATEMENT, page 28. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

As long as Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, a loan will not affect the Death Benefit Guarantee. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments on file as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. We will not increase the portion of the Contract Fund allocated to the investment options by loan interest that you pay before we make it part of the loan. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than 50% of the premiums received in the first year on premiums up to the target premium (see PREMIUMS, page 11), no more than 5% of premiums received in years two through 10 on premiums up to the target premium, and no more than 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than 25% of the premiums received up to the target premium for the increase received in the first year, no more than 5% of the premiums received up to the target premium for years two through 10, and no more than 3% on other premiums received for the increase. Moreover, trail commissions of up to 0.025% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see the corresponding sections on Dividends, Distributions, and Taxes in the attached prospectuses for the Funds.)

Pruco Life believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life intends to comply with final regulations or rulings issued under Sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

  1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A withdrawal generally is not taxable unless it exceeds total gross premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

     Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax. However, there is some risk the Internal Revenue Service might assert the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

  2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at lea st two circumstances: premiums in excess of the 7-pay premiums allowed under Section 7702A are paid or a decrease in the basic insurance amount is made (or a rider removed). Moreover, the addition of a rider or the increase in the basic insurance amount after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps, particularly a withdrawal that would reduce the basic insurance amount, should first consult a qualified tax advisor and their Pruco Life representative.

     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans, assignment and pledges are includible in income to the extent that the Contract Fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the two year period prior to the Contract becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

     Under certain circumstances, multiple Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations, if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Pruco Life will provide the Contract owner with forms and instructions concerning the right to elect that no taxes be withheld from the taxable portion of any payment. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.
Special withholding rules apply to payments to non-resident aliens.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under
Section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under Sections 163 of the Code as personal interest or under Section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.

Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. Interest on Contract debt on a business-owned insurance policy is generally not tax-deductible. An exemption permits the deduction of interest on policy loans on contracts for up to 20 key persons. The interest deduction for contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per insured key person. The Code also imposes an indirect tax upon additions to the Contract Fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

LAPSE AND REINSTATEMENT

On each Monthly date, we will determine the value of the Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in force under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 12. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses and ends without value with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored (if the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement) or paid back. The date of reinstatement will be the Monthly date that coincides with or next follows the date we approve your request. All required charges will be deducted from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and we will not be obligated to comply with any assignment unless we received a copy at one of our Home Offices.

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the lifetime of the insured for two years from the Contract date or, with respect to any change in the Contract that requires Pruco Life's approval and could increase its liability, after the change has been in effect during the insured's lifetime for two years from the effective date of the change, assuming enough premium has been paid to cover the required charges, Pruco Life will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust each benefit and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured is totally disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract should lapse. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Funds. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at shareholders meetings of the Funds. However, Pruco Life will, as required by law, vote the shares of the Funds at any regular and special shareholders meetings held in accordance with voting instructions received from Contract owners. A Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Generally, a Contract owner may give voting instructions on matters that would result in changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately by portfolio on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the applicable Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of a Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each year you will be sent a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Ching-Meei Chang, MAAA, FSA, Actuarial Director of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

Year 2000 Compliance

The services provided to the Contract owners by Pruco Life and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, Pruco Life and Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The consolidated financial statements of Pruco Life and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                            DIRECTORS AND OFFICERS


The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, Director. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; Prior to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, Director. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                         OFFICERS WHO ARE NOT DIRECTORS


SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995: Associate General Counsel with Paine Webber.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer. -- Vice President & Associate Comptroller, Prudential since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

JAMES A. TIGNANELLI, Senior Vice President. -- Vice President, Compliance, Prudential Individual Insurance since 1996; Prior to 1996: Vice President Field Operations.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997

                                                                                                    SUBACCOUNTS
                                                                                ----------------------------------------------------
                                                                                  PRUDENTIAL         PRUDENTIAL
                                                                                    MONEY            DIVERSIFIED        PRUDENTIAL
                                                                                    MARKET              BOND              EQUITY
                                                                                  PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                                ------------        ------------        ------------
ASSETS
   Investment in the Prudential Series Fund, Inc.
    portfolios and non-Prudential administered funds at
    net asset value
    [Note 3] ...........................................................        $ 48,803,647        $ 70,891,889        $815,332,832
   Receivable from Pruco Life Insurance Company [Note 2] ...............                   0               8,800                   0
                                                                                ------------        ------------        ------------
   Net Assets ..........................................................        $ 48,803,647        $ 70,900,689        $815,332,832
                                                                                ============        ============        ============


NET ASSETS, representing:
   Equity of Contract owners ...........................................        $ 47,134,860        $ 70,900,689        $815,139,674
   Equity of Pruco Life Insurance Company ..............................           1,668,787                   0             193,158
                                                                                ------------        ------------        ------------
                                                                                $ 48,803,647        $ 70,900,689        $815,332,832
                                                                                ============        ============        ============


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                                   SUBACCOUNTS
                                                                               ----------------------------------------------------
                                                                                  PRUDENTIAL        PRUDENTIAL
                                                                                    MONEY           DIVERSIFIED         PRUDENTIAL
                                                                                    MARKET             BOND               EQUITY
                                                                                  PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                                ------------        ------------        -----------
INVESTMENT INCOME
   Dividend distributions received .....................................       $  2,458,119        $  5,128,836        $ 17,535,990
EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk [Note 5A] .........................            276,535             417,937           4,548,952
   Reimbursement for excess expenses [Note 5D] .........................            (10,194)            (16,936)           (588,463)
                                                                               ------------        ------------        ------------

NET EXPENSES ...........................................................            266,341             401,001           3,960,489
                                                                               ------------        ------------        ------------


NET INVESTMENT INCOME (LOSS) ...........................................          2,191,778           4,727,835          13,575,501
                                                                               ------------        ------------        ------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received ................................                  0             819,446          43,792,759
   Realized gain (loss) on shares redeemed
     [average cost basis] ..............................................                  0             216,418          12,144,753
   Net change in unrealized gain (loss) on investments .................                  0            (456,475)         91,191,354
                                                                               ------------        ------------        ------------
NET GAIN (LOSS) ON INVESTMENTS .........................................                  0             579,389         147,128,866
                                                                               ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................................       $  2,191,778        $  5,307,224        $160,704,367
                                                                               ============        ============        ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16

                                      A1

                                                                  SUBACCOUNTS (CONTINUED)
                 -------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                PRUDENTIAL               PRUDENTIAL               PRUDENTIAL              PRUDENTIAL
                    FLEXIBLE                 CONSERVATIVE              HIGH YIELD                 STOCK                   EQUITY
                     MANAGED                   BALANCED                   BOND                    INDEX                   INCOME
                    PORTFOLIO                 PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
                 ---------------           --------------           --------------           --------------           --------------
                 $ 1,135,464,709           $  572,401,588           $   39,938,592           $  134,341,215           $   91,567,534
                               0                  119,717                        0                        0                        0
                 ---------------           --------------           --------------           --------------           --------------
                 $ 1,135,464,709           $  572,521,305           $   39,938,592           $  134,341,215           $   91,567,534
                 ===============           ==============           ==============           ==============           ==============


                 $ 1,135,308,440           $  572,521,305           $   39,907,073           $  134,279,750           $   91,345,449

                         156,269                        0                   31,519                   61,465                  222,085
                 ---------------           --------------           --------------           --------------           --------------
                 $ 1,135,464,709           $  572,521,305           $   39,938,592           $  134,341,215           $   91,567,534
                 ===============           ==============           ==============           ==============           ==============

                                                                  SUBACCOUNTS (CONTINUED)
                 -------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                PRUDENTIAL               PRUDENTIAL               PRUDENTIAL              PRUDENTIAL
                    FLEXIBLE                 CONSERVATIVE              HIGH YIELD                 STOCK                   EQUITY
                     MANAGED                   BALANCED                   BOND                    INDEX                   INCOME
                    PORTFOLIO                 PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
                 ---------------           --------------           --------------           --------------           --------------
                 $    32,821,189           $   25,761,286           $    3,606,406           $    1,739,314           $    1,948,909


                       6,514,308                3,334,597                  226,827                  677,531                  441,648
                      (2,462,808)                (912,152)                       0                        0                        0
                 ---------------           --------------           --------------           --------------           --------------
                       4,051,500                2,422,445                  226,827                  677,531                  441,648
                 ---------------           --------------           --------------           --------------           --------------
                      28,769,689               23,338,841                3,379,579                1,061,783                1,507,261
                 ---------------           --------------           --------------           --------------           --------------


                     170,075,692               61,582,374                        0                3,715,259                8,147,416

                      13,389,631                5,214,424                   19,344                2,487,203                  256,502
                     (37,601,198)             (22,803,360)               1,276,625               23,073,809               12,255,558
                 ---------------           --------------           --------------           --------------           --------------
                     145,864,125               43,993,438                1,295,969               29,276,271               20,659,476
                 ---------------           --------------           --------------           --------------           --------------


                 $   174,633,814           $   67,332,279           $    4,675,548           $   30,338,054           $   22,166,737
                 ===============           ==============           ==============           ==============           ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16


                                       A2

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997

                                                                                                   SUBACCOUNTS
                                                                                ---------------------------------------------------
                                                                                 PRUDENTIAL       PRUDENTIAL       T. ROWE PRICE
                                                                                  GLOBAL           JENNISON      INTERNATIONAL STOCK
                                                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO*
                                                                                ------------     ------------    -------------------
ASSETS
   Investment in the Prudential Series Fund, Inc.
    portfolios and non-Prudential administered funds at
    net asset value
   [Note 3] ............................................................        $ 27,235,367     $ 24,960,065        $    330,192
   Receivable from Pruco Life Insurance Company [Note 2] ...............               1,853                0              78,311
                                                                                ------------     ------------        ------------
   Net Assets ..........................................................        $ 27,237,220     $ 24,960,065        $    408,503
                                                                                ============     ============        ============

NET ASSETS, representing:

   Equity of Contract owners ...........................................        $ 27,237,220     $ 24,681,581        $    408,503
                                                                                ------------     ------------        ------------
   Equity of Pruco Life Insurance Company ..............................                   0          278,484                   0
                                                                                ------------     ------------        ------------
                                                                                $ 27,237,220     $ 24,960,065        $    408,503
                                                                                ============     ============        ============
STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                                   SUBACCOUNTS
                                                                                ---------------------------------------------------
                                                                                 PRUDENTIAL       PRUDENTIAL       T. ROWE PRICE
                                                                                  GLOBAL           JENNISON      INTERNATIONAL STOCK
                                                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO*
                                                                                ------------     ------------    -------------------
INVESTMENT INCOME
   Dividend distributions received .....................................        $    328,183     $     40,345        $      2,930
EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk [Note 5A] .........................             158,801          100,484                 472
   Reimbursement for excess expenses [Note 5D] .........................                   0                0                   0
                                                                                ------------     ------------        ------------
NET EXPENSES ...........................................................             158,801          100,484                 472
                                                                                ------------     ------------        ------------
NET INVESTMENT INCOME (LOSS) ...........................................             169,382          (60,139)              2,458
                                                                                ------------     ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received ................................           1,296,459        1,372,676               4,151
   Realized gain (loss) on shares redeemed
     [average cost basis] ..............................................             251,779          167,648                 367
   Net change in unrealized gain (loss) on investments .................            (363,854)       2,544,336              (7,256)
                                                                                ------------     ------------        ------------
NET GAIN (LOSS) ON INVESTMENTS .........................................           1,184,384        4,084,660              (2,738)
                                                                                ------------     ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS ...........................................        $  1,353,766     $  4,024,521        $       (280)
                                                                                ============     ============        ============
*Commenced Business on 6/30/97

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16


                                      A3

                                                                    SUBACCOUNTS (CONTINUED)
                              -------------------------------------------------------------------------------------------------
                                AIM V.I.                                               MFS
                                 VALUE                  JANUS ASPEN                EMERGING GROWTH            AMERICAN CENTURY
                                 FUND                  GROWTH PORTFOLIO                SERIES                  V.P. VALUE FUND
                              ---------                ----------------            ---------------            -----------------
                              $ 548,050                  $        0                  $1,666,940                  $  315,263
                                      0                     347,999                     450,476                           0
                              ---------                  ----------                  ----------                  ----------
                              $ 548,050                  $  347,999                  $2,117,416                  $  315,263
                              =========                  ==========                  ==========                  ==========


                              $ 525,034                  $  347,999                  $2,117,416                  $  304,509

                                 23,016                           0                           0                      10,754
                              ---------                  ----------                  ----------                  ----------
                              $ 548,050                  $  347,999                  $2,117,416                  $  315,263
                              =========                  ==========                  ==========                  ==========

                                                                    SUBACCOUNTS (CONTINUED)
                              -------------------------------------------------------------------------------------------------
                                AIM V.I.                                               MFS
                                 VALUE                  JANUS ASPEN                EMERGING GROWTH            AMERICAN CENTURY
                                 FUND*                 GROWTH PORTFOLIO*               SERIES*                 V.P. VALUE FUND*
                              ---------                -----------------           ---------------            -----------------
                              $    3,293                 $        0                  $        0                  $        0


                                     424                        553                         483                         371
                                       0                          0                           0                           0
                              ----------                 ----------                  ----------                  ----------
                                     424                        553                         483                         371
                              ----------                 ----------                  ----------                  ----------
                                   2,869                       (553)                       (483)                       (371)
                              ----------                 ----------                  ----------                  ----------


                                  10,111                          0                           0                           0

                                     649                    (43,819)                     (8,124)                          0
                                 (12,003)                         0                      55,064                       4,263
                              ----------                 ----------                  ----------                  ----------
                                  (1,243)                   (43,819)                     46,940                       4,263
                              ----------                 ----------                  ----------                  ----------

                              $    1,626                 $  (44,372)                 $   46,457                  $    3,892
                              ==========                 ==========                  ==========                  ==========

*Commenced Business on 6/30/97


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16


                                      A4

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995

                                                                                 SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                             PRUDENTIAL                                  PRUDENTIAL
                                                               MONEY                                     DIVERSIFIED
                                                               MARKET                                       BOND
                                                             PORTFOLIO                                    PORTFOLIO
                                            ------------------------------------------   -------------------------------------------
                                                 1997           1996           1995           1997           1996           1995
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
   Net investment income (loss) ..........  $  2,191,778   $  2,270,980   $  2,620,276   $  4,727,835   $  4,052,120   $  3,860,873
   Capital gains distributions received ..             0              0              0        819,446              0        144,746
   Realized gain (loss) on shares redeemed
     [average cost basis] ................             0              0              0        216,418        133,542         75,353
   Net change in unrealized gain (loss)
         on investments ..................             0              0              0       (456,475)    (1,490,302)     7,114,539
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............     2,191,778      2,270,980      2,620,276      5,307,224      2,695,360     11,195,511
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] ..............................    (3,523,207)    (4,243,121)      (740,753)    (4,202,208)     1,116,168     (1,432,720)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8] ..............................     1,532,549         22,759        (89,480)       (68,990)        33,769        (94,534)
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..       201,120     (1,949,382      1,790,043      1,036,026      3,845,297      9,668,257

NET ASSETS:
   Beginning of year .....................    48,602,527     50,551,909     48,761,866     69,864,663     66,019,366     56,351,109
                                            ------------   ------------   ------------   ------------   ------------   ------------
   End of year ...........................  $ 48,803,647   $ 48,602,527   $ 50,551,909   $ 70,900,689   $ 69,864,663   $ 66,019,366
                                            ============   ============   ============   ============   ============   ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16

                                      A5

                                                        SUBACCOUNTS (CONTINUED)
 ----------------------------------------------------------------------------------------------------------------------------------
                                                               PRUDENTIAL                                 PRUDENTIAL
                  PRUDENTIAL                                    FLEXIBLE                                 CONSERVATIVE
                   EQUITY                                        MANAGED                                   BALANCED
                  PORTFOLIO                                     PORTFOLIO                                  PORTFOLIO
------------------------------------------  --------------------------------------------  -----------------------------------------
      1997          1996           1995            1997            1996          1995          1997           1996          1995
 ------------  ------------   ------------  --------------  --------------  ------------  ------------   ------------  ------------

  $13,575,501   $12,384,332     $8,602,440     $28,769,689     $26,508,631   $24,734,903   $23,338,841    $ 19,022,61   $17,956,379
   43,792,759    60,055,192     20,556,916     170,075,692      95,799,304    39,033,998    61,582,374     32,702,701    17,065,189

   12,144,753     6,145,351      1,265,358      13,389,631       9,236,814     5,763,771     5,214,424      4,364,767     2,716,236
   91,191,354    25,824,063    105,422,478     (37,601,198)    (10,204,679)  113,356,027   (22,803,360)     3,618,761    35,828,712
 ------------  ------------   ------------  --------------  --------------  ------------  ------------   ------------  ------------


  160,704,367   104,408,938    135,847,192     174,633,814     121,340,070   182,888,699    67,332,279     59,708,840    73,566,516
 ------------  ------------   ------------  --------------  --------------  ------------  ------------   ------------  ------------



  (23,411,697)  (13,252,943)    13,327,159     (55,522,303)    (41,031,839)  (31,598,849)  (28,732,033)   (25,728,075)  (18,484,820)
 ------------  ------------   ------------  --------------  --------------  ------------  ------------   ------------  ------------



     (108,813)     (127,887)       153,934        (938,199)        533,513    (1,895,990)     (423,806)       207,529      (806,795)
 ------------  ------------   ------------  --------------  --------------  ------------  ------------   ------------  ------------

  137,183,857    91,028,108    149,328,285     118,173,312      80,841,744   149,393,860    38,176,440     34,188,294    54,274,901


  678,148,975   587,120,867    437,792,582   1,017,291,397     936,449,653   787,055,793   534,344,865    500,156,571   445,881,670
 ------------  ------------   ------------  --------------  --------------  ------------  ------------   ------------  ------------
 $815,332,832  $678,148,975   $587,120,867  $1,135,464,709  $1,017,291,397  $936,449,653  $572,521,305   $534,344,865  $500,156,571
 ============  ============   ============  ==============  ==============  ============  ============   ============  ============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16

                                      A6

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995

                                                                                 SUBACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                              PRUDENTIAL
                                                              HIGH YIELD                                  PRUDENTIAL
                                                                 BOND                                     STOCK INDEX
                                                              PORTFOLIO                                    PORTFOLIO
                                             -----------------------------------------  --------------------------------------------
                                                   1997          1996           1995         1997             1996           1995
                                             ------------  ------------   ------------  ------------    ------------    ------------
OPERATIONS:
   Net investment income (loss) ..........   $  3,379,579  $  3,194,402   $  3,185,876  $  1,061,783    $    983,164    $    870,823
   Capital gains distributions received ..              0             0              0     3,715,259       1,013,015         454,847
   Realized gain (loss) on shares redeemed
     [average cost basis] ................         19,344       (26,717)       (44,447)    2,487,203         515,477       1,387,759
   Net change in unrealized gain (loss) on
          investments ....................      1,276,625       386,086      1,861,218    23,073,809      12,527,056      14,103,114
                                             ------------  ------------   ------------  ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............      4,675,548     3,553,771      5,002,647    30,338,054      15,038,712      16,816,543
                                             ------------  ------------   ------------  ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] ..............................       (896,939)   (1,115,027)    (1,077,084)   14,261,548      10,720,960         623,288
                                             ------------  ------------   ------------  ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8] ..............................         23,767        (6,897)         5,385      (535,016)        396,129         132,045
                                             ------------  ------------   ------------  ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..      3,802,376     2,431,847      3,930,948    44,064,586      26,155,801      17,571,876

NET ASSETS:
   Beginning of year .....................     36,136,216    33,704,369     29,773,421    90,276,629      64,120,828      46,548,952
                                             ------------  ------------   ------------  ------------    ------------    ------------
   End of year ...........................   $ 39,938,592  $ 36,136,216   $ 33,704,369  $134,341,215    $ 90,276,629    $ 64,120,828
                                             ============  ============   ============  ============    ============    ============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16

                                      A7

                                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL
                   EQUITY                                     PRUDENTIAL                                   PRUDENTIAL
                   INCOME                                       GLOBAL                                     JENNISON*
                  PORTFOLIO                                    PORTFOLIO                                   PORTFOLIO

    1997            1996             1995          1997           1996          1995          1997            1996           1995
------------  ------------    ------------   ------------   ------------  ------------   ------------   ------------   ------------
$  1,507,261  $  1,568,503    $  1,499,078   $    169,382   $    380,383  $    137,947   $    (60,139)  $    (19,230)  $     (2,483)

   8,147,416     1,879,859       2,122,385      1,296,459        347,618       270,758      1,372,676              0              0

     256,502       417,132         107,006        251,779         36,315        60,621        167,648         32,821          3,407
  12,255,558     6,642,405       4,726,822       (363,854)     2,363,101     1,314,446      2,544,336        870,328         59,770
------------  ------------    ------------   ------------   ------------  ------------   ------------   ------------   ------------

  22,166,737    10,507,899       8,455,291      1,353,766      3,127,417     1,783,772      4,024,521        883,919         60,694
------------  ------------    ------------   ------------   ------------  ------------   ------------   ------------   ------------



   9,173,359    (1,064,633)      3,721,237      3,236,611      5,614,035     1,377,627      9,693,699      8,604,081      1,554,794
------------  ------------    ------------   ------------   ------------  ------------   ------------   ------------   ------------



     226,288       (61,045)         75,709       (120,958)        18,594      (539,673)       (30,216)        71,804         96,769
------------  ------------    ------------   ------------   ------------  ------------   ------------   ------------   ------------

  31,566,384     9,382,221      12,252,237      4,469,419      8,760,046     2,621,726     13,688,004      9,559,804      1,712,257


  60,001,150    50,618,929      38,366,692     22,767,801     14,007,755    11,386,029     11,272,061      1,712,257              0
------------  ------------    ------------   ------------   ------------  ------------   ------------   ------------   ------------
$ 91,567,534  $ 60,001,150    $ 50,618,929   $ 27,237,220   $ 22,767,801  $ 14,007,755   $ 24,960,065   $ 11,272,061   $  1,712,257
============  ============    ============   ============   ============  ============   ============   ============   ============

* Commenced Business on 5/1/95

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16

                                      A8

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995

                                                                                    SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                       T. ROWE PRICE                                                     AMERICAN
                                                       INTERNATIONAL     AIM V.I.     JANUS ASPEN        MFS             CENTURY
                                                          STOCK           VALUE         GROWTH         EMERGING            V.P.
                                                        PORTFOLIO**       FUND**      PORTFOLIO**   GROWTH SERIES**    VALUE FUND**
                                                      -------------  ------------    ------------   ---------------  --------------
                                                           1997           1997           1997           1997             1997
                                                      -------------  ------------    ------------   ---------------  --------------
OPERATIONS:
   Net investment income (loss) ....................  $     2,458    $     2,869     $      (553)    $      (483)    $      (371)
   Capital gains distributions received ............        4,151         10,111               0               0               0
   Realized gain (loss) on shares redeemed
     [average cost basis] ..........................          367            649         (43,819)         (8,124)              0
   Net change in unrealized gain (loss) on
        investments ................................       (7,256)       (12,003)              0          55,064           4,263
                                                      -----------    -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................         (280)         1,626         (44,372)         46,457           3,892
                                                      -----------    -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] ........................................      437,325        527,237         351,260       2,103,269         301,205
                                                      -----------    -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8] ........................................      (28,542)        19,187          41,111         (32,310)         10,166
                                                      -----------    -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............      408,503        548,050         347,999       2,117,416         315,263

NET ASSETS:
   Beginning of year ...............................            0              0               0               0               0
                                                      -----------    -----------     -----------     -----------     -----------
   End of year .....................................  $   408,503    $   548,050     $   347,999     $ 2,117,416     $   315,263
                                                      ===========    ===========     ===========     ===========     ===========

** Commenced Business on 6/30/97

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A16


                                      A9

                        NOTES TO FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1: GENERAL

        Pruco Life Variable Appreciable Account ("the Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from the purchases of Pruco Life's Variable Appreciable Life ("VAL") Contracts and Pruco Life's Variable Universal Life ("VUL") Contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are eighteen subaccounts within the Account. VUL contracts offer the option to invest in fifteen of these subaccounts within the Account, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the non-Prudential administered funds shown in
        Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        New sales of the VAL product which invests in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL Contract owners will continue to be received by the Account.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund or non-
        -----------
        Prudential administered subaccounts are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security
        ---------------------
        transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received
        ----------------------
        are reinvested in additional shares of the Series Fund or non-Prudential administered subaccounts and are recorded on the ex-dividend date.

        Equity of Pruco Life Insurance Company--Pruco Life maintains a position
        --------------------------------------
        in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                      A10

NOTE 3: INVESTMENT INFORMATION FOR THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

        The net asset value per share for each portfolio of the Series Fund or non-Prudential administered variable fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                        PRUDENTIAL          PRUDENTIAL                              PRUDENTIAL          PRUDENTIAL
                                          MONEY             DIVERSIFIED         PRUDENTIAL           FLEXIBLE          CONSERVATIVE
                                          MARKET               BOND               EQUITY              MANAGED            BALANCED
                                        PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                      --------------      --------------      --------------      --------------      --------------
Number of Shares:                          4,880,365           6,431,941          26,242,572          65,708,659          38,236,016
Net asset value per  share:           $     10.00000      $     11.02185      $     31.06909      $     17.28029      $     14.97022
Cost:                                 $   48,803,647      $   69,235,573      $  516,988,344      $1,014,917,415      $  529,051,421

                                                                          SUBACCOUNTS (CONTINUED)
                                    ------------------------------------------------------------------------------------------------
                                        PRUDENTIAL          PRUDENTIAL          PRUDENTIAL
                                        HIGH YIELD            STOCK              EQUITY            PRUDENTIAL          PRUDENTIAL
                                           BOND               INDEX              INCOME              GLOBAL             JENNISON
                                        PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                      --------------      --------------      --------------      --------------      --------------
Number of Shares:                          4,903,732           4,445,505           4,090,143           1,519,536           1,407,667
Net asset value per share:            $      8.14453      $     30.21956      $     22.38737      $     17.92348      $     17.73151
Cost:                                 $   39,721,629      $   77,787,464      $   67,413,031      $   24,480,770      $   21,485,631

                                                                          SUBACCOUNTS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------
                                       T. ROWE PRICE                                                  MFS                AMERICAN
                                       INTERNATIONAL         AIM V.I.             JANUS             EMERGING             CENTURY
                                           STOCK              VALUE            ASPEN GROWTH          GROWTH             V.P. VALUE
                                         PORTFOLIO            FUND              PORTFOLIO            SERIES               FUND
                                      --------------      --------------      --------------      --------------      --------------
Number of Shares:                             25,918              26,311                   0             103,280              45,492
Net asset value per share:            $     12.74000      $     20.83000      $     18.48000      $     16.14000      $      6.93000
Cost:                                 $      337,448      $      560,054      $            0      $    1,611,876      $      311,000

NOTE 4: CONTRACT OWNER UNIT INFORMATION

     Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                        PRUDENTIAL          PRUDENTIAL                              PRUDENTIAL          PRUDENTIAL
                                          MONEY             DIVERSIFIED         PRUDENTIAL           FLEXIBLE          CONSERVATIVE
                                          MARKET               BOND               EQUITY              MANAGED            BALANCED
                                        PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                      --------------      --------------      --------------      --------------      --------------
Contract Owner Units
  Outstanding (VAL) ............      23,928,441.301      24,698,546.988     122,651,564.119     261,987,162.588     163,178,356.109
Unit Value (VAL) ...............    $        1.83897    $        2.84637    $        6.62333    $        4.32695    $        3.50133
                                    ----------------    ----------------    ----------------    ----------------    ----------------
Contract Owner Equity
  (VAL) ........................    $     44,003,686    $     70,301,203    $    812,361,784    $  1,133,605,353    $    571,341,273
                                    ----------------    ----------------    ----------------    ----------------    ----------------
Contract Owner Units
  Outstanding (VUL) ............       2,980,254.141         556,418.836       2,220,216.004       1,449,780.951       1,039,684.536
Unit Value (VUL) ...............    $        1.05064    $        1.07740    $        1.25118    $        1.17472    $        1.13499
                                    ----------------    ----------------    ----------------    ----------------    ----------------
Contract Owner Equity
  (VUL) ........................    $      3,131,174    $        599,486    $      2,777,890    $      1,703.087    $      1,180,032
                                    ----------------    ----------------    ----------------    ----------------    ----------------

TOTAL CONTRACT OWNER
  EQUITY .......................    $     47,134,860    $     70,900,689    $    815,139,674    $  1,135,308,440    $    572,521,305
                                    ================    ================    ================    ================    ================


                                      A11

                                                                          SUBACCOUNTS (CONTINUED)
                                    ------------------------------------------------------------------------------------------------
                                        PRUDENTIAL          PRUDENTIAL          PRUDENTIAL
                                        HIGH YIELD            STOCK              EQUITY            PRUDENTIAL          PRUDENTIAL
                                           BOND               INDEX              INCOME              GLOBAL             JENNISON
                                        PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                      --------------      --------------      --------------      --------------      --------------
Contract Owner Units
  Outstanding (VAL) ............      15,988,165.351      31,945,525.610      20,599,042.714      18,745,150.343      12,190,230.602
Unit Value (VAL) ...............    $        2.46035    $        4.05453    $        4.33858    $        1.41253    $        1.86484
                                    ----------------    ----------------    ----------------    ----------------    ----------------
Contract Owner Equity
  (VAL) ........................    $     39,336,483    $    129,524,092    $     89,370,595    $     26,478,087    $     22,732,830
                                    ----------------    ----------------    ----------------    ----------------    ----------------
Contract Owner Units
  Outstanding (VUL) ............         501,701.742       3,594,004.128       1,418,655.757         698,663.847       1,509,150.440
Unit Value (VUL) ...............    $        1.13731    $        1.32322    $        1.39206    $        1.08655    $        1.29129
                                    ----------------    ----------------    ----------------    ----------------    ----------------
Contract Owner Equity
  (VUL) ........................    $        570,590    $      4,755,658    $      1,974,854    $        759,133    $      1,948,751
                                    ----------------    ----------------    ----------------    ----------------    ----------------
TOTAL CONTRACT OWNER
  EQUITY .......................    $     39,907,073    $    134,279,750    $     91,345,449    $     27,237,220    $     24,681,581
                                    ================    ================    ================    ================    ================

                                                                      SUBACCOUNTS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------
                                       T. ROWE PRICE                                                  MFS                AMERICAN
                                       INTERNATIONAL         AIM V.I.             JANUS             EMERGING             CENTURY
                                           STOCK              VALUE            ASPEN GROWTH          GROWTH             V.P. VALUE
                                         PORTFOLIO            FUND              PORTFOLIO            SERIES               FUND
                                      --------------      --------------      --------------      --------------      --------------
Contract Owner Units
  Outstanding (VAL) ............                N/A                  N/A                N/A                   N/A                N/A
Unit Value (VAL) ...............                N/A                  N/A                N/A                   N/A                N/A
                                      -------------        -------------      -------------       ---------------      -------------
Contract Owner Equity
  (VAL) ........................      $         N/A        $         N/A      $         N/A       $           N/A      $         N/A
                                      -------------        -------------      -------------       ---------------      -------------

Contract Owner Units
  Outstanding (VUL) ............        446,008.133          495,432.174        323,236.016         1,929,062.478        275,900.766
Unit Value (VUL) ...............      $     0.91591        $     1.05975      $     1.07661       $       1.09764      $     1.10369
                                      -------------        -------------      -------------       ---------------      -------------
Contract Owner Equity
  (VUL) ........................      $     408,503        $     525,034      $     347,999       $     2,117,416      $     304,509
                                      -------------        -------------      -------------       ---------------      -------------

TOTAL CONTRACT OWNER
  EQUITY .......................      $     408,503        $     525,034      $     347,999       $     2,117,416      $     304,509
                                      =============        =============      =============       ===============      =============

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges at an effective annual rate of 0.60% are applied daily against the net assets representing equity of VAL and VUL Contract owners held in each subaccount.

          Mortality  risk  is  that  Contract  owners  may  not  live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges, pertaining to the eighteen subaccounts within the Account, paid to Pruco Life for the VAL product was $16,980,651 and for the VUL product was $39,613.

     B.   Deferred Sales Charge

          A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges, pertaining to the eighteen subaccounts within the Account, paid to Pruco Life for VAL was $1,674,794 and VUL was $3,467.


                                      A12

     C.   Partial Withdrawal Charge

          A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. For 1997, the amount of these charges, pertaining to the eighteen subaccounts within the Account, paid to Pruco Life for VAL was $98,552 and VUL was $0.

     D.   Expense Reimbursement

          Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. For 1997, the amount of these reimbursements totaled $3,990,553.

     E.   Cost of Insurance Charges

          Contract owner contributions to the eighteen subaccounts within the Account are subject to the following charges: transaction costs, premium taxes, sales loads, monthly administration charges, and death benefit risk charges. During 1997, Pruco Life received from VAL Contract owners $4,003,862, $4,917,024, $249,754, $12,780,360 and
          $2,433,146, respectively, and from VUL Contract owners $0, $1,000,900, $595,381, $323,638, and $135,362, respectively.

NOTE 6:   TAXES

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

          The following amounts represent Contract owner activity components for the year ended December 31, 1997:

                                                                                 SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                                    PRUDENTIAL         PRUDENTIAL
                                            PRUDENTIAL          PRUDENTIAL        PRUDENTIAL         FLEXIBLE         CONSERVATIVE
                                           MONEY MARKET      DIVERSIFIED BOND      EQUITY             MANAGED           BALANCED
                                            PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                           ------------      ----------------    ------------       ------------      ------------
Contract Owner Net
   Payments .........................      $ 11,064,582       $  5,585,180       $ 45,437,359       $ 71,851,051       $ 37,767,948
Policy Loans ........................      $ (1,916,044)      $ (2,089,744)      $(25,646,232)      $(34,658,782)      $(14,693,056)
Policy Loan Repayments
  and Interest ......................      $  1,011,194       $  1,615,960       $ 15,784,614       $ 24,227,411       $ 10,942,826
Surrenders, Withdrawals,
  and Death Benefits ................      $ (3,863,779)      $ (3,778,210)      $(38,595,315)      $(59,613,280)      $(30,175,056)
Net Transfers From (To)
  Other Subaccounts or
  Fixed Rate Options ................      $ (7,633,294)      $ (2,617,340)      $  6,718,514       $(13,344,352)      $ (9,474,946)
 Administrative and
  Other Charges .....................      $ (2,185,866)      $ (2,918,054)      $(27,110,637)      $(43,984,351)      $(23,099,749)

                                                                           SUB ACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------------------------------
                                            PRUDENTIAL                           PRUDENTIAL
                                            HIGH YIELD         PRUDENTIAL          EQUITY           PRUDENTIAL          PRUDENTIAL
                                               BOND            STOCK INDEX         INCOME             GLOBAL             JENNISON
                                             PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           ------------      ----------------    ------------       ------------      ------------
Contract Owner Net
   Payments .........................      $  3,024,941       $ 11,823,208       $  6,514,479       $  2,426,347       $  3,275,515
Policy Loans ........................      $ (1,149,056)      $ (4,047,578)      $ (2,378,404)      $   (665,649)      $   (615,994)
Policy Loan Repayments
  and Interest ......................      $    751,249       $  3,296,705       $  1,466,470       $    410,448       $    403,472
Surrenders, Withdrawals,
  and Death Benefits ................      $ (1,898,223)      $ (8,511,446)      $ (3,616,294)      $ (1,030,134)      $   (663,449)
Net Transfers From(To)
  Other Subaccounts or
  Fixed Rate Options ................      $     (3,054)      $ 16,075,177       $  9,926,365       $  3,018,892       $  8,134,626
 Administrative and
  Other Charges .....................      $ (1,622,796)      $ (4,374,518)      $ (2,739,257)      $   (923,293)      $   (840,471)

                                      A13

                                                                          SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------------
                                          T. ROWE PRICE                             JANUS               MFS              AMERICAN
                                          INTERNATIONAL          AIM V.I.           ASPEN             EMERGING            CENTURY
                                              STOCK               VALUE             GROWTH             GROWTH            V.P. VALUE
                                            PORTFOLIO             FUND             PORTFOLIO           SERIES              FUND
                                          -------------       ------------       ------------       ------------       ------------
Contract Owner Net
   Payments .........................      $    249,422       $    328,696       $    167,622       $    425,641       $    168,974
Policy Loans ........................      $         --       $         --       $         --       $         --       $         --
Policy Loan Repayments
  and Interest ......................      $         --       $         --       $         --       $         --       $         --
Surrenders, Withdrawals,
  and Death Benefits ................      $         --       $         --       $         --       $         --       $         --
Net Transfers From (To)
  Other Subaccounts or
  Fixed Rate Options ................      $    209,865       $    234,653       $    207,117       $  1,719,780       $    151,959
 Administrative and
  Other Charges .....................      $    (21,962)      $    (36,112)      $    (23,479)      $    (42,152)      $    (19,728)

NOTE 8:   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

          The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to (from) the Account.

NOTE 9:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts), for the years ended December 31, 1997 and 1996 were as follows:

                                                                                      SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                                                                           PRUDENTIAL
                                                                 PRUDENTIAL                                DIVERSIFIED
                                                                MONEY MARKET                                  BOND
                                                                  PORTFOLIO                                 PORTFOLIO
                                                   -------------------------------------        -----------------------------------
                                                         1997                  1996                  1997                 1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                       29,773,082.917        18,317,198.320         3,976,684.244        6,032,489.291
Contract Owner Redemptions:                        (30,489,424.759)      (20,797,006.538)       (5,177,102.200)      (5,568,937.715)

                                                                                 SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                                                                           PRUDENTIAL
                                                               PRUDENTIAL                                   FLEXIBLE
                                                                 EQUITY                                      MANAGED
                                                                PORTFOLIO                                   PORTFOLIO
                                                   -------------------------------------        -----------------------------------
                                                          1997                  1996                  1997                  1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                      16,279,304.555        19,318,824.308        28,250,560.741        33,929,159.280
Contract Owner Redemptions:                       (18,324,621.964)      (21,974,064.812)      (40,903,218.632)      (45,839,478.729)

                                                                           SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                               PRUDENTIAL                                  PRUDENTIAL
                                                              CONSERVATIVE                                 HIGH YIELD
                                                                BALANCED                                      BOND
                                                                PORTFOLIO                                   PORTFOLIO
                                                   -------------------------------------        -----------------------------------
                                                          1997                  1996                  1997                 1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                       18,585,298.689        22,253,843.498         4,131,802.258        4,533,364.255
Contract Owner Redemptions:                        (26,481,933.900)      (31,093,009.761)       (4,240,015.394)      (5,073,116.794)

                                                                           SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                                PRUDENTIAL                                  PRUDENTIAL
                                                                  STOCK                                       EQUITY
                                                                  INDEX                                       INCOME
                                                                 PORTFOLIO                                   PORTFOLIO
                                                   -------------------------------------        -----------------------------------
                                                          1997                  1996                  1997                 1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                       13,730,033.346        10,183,057.448         8,191,054.641        4,799,710.141
Contract Owner Redemptions:                         (7,373,719.208)       (6,331,551.426)       (4,945,055.787)      (5,166,776.253)


                                      A14

                                                                           SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                               PRUDENTIAL                                  PRUDENTIAL
                                                                 GLOBAL                                     JENNISON
                                                                PORTFOLIO                                   PORTFOLIO
                                                   -------------------------------------        -----------------------------------
                                                           1997                 1996                  1997                 1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                         6,841,694.027       10,050,734.228         9,601,165.316       10,385,284.939
Contract Owner Redemptions:                          (4,372,292.431)      (5,504,422.378)       (3,617,613.590)      (3,950,760.606)

                                                                           SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                               T. ROWE PRICE                                  AIM V.I.
                                                             INTERNATIONAL STOCK                               VALUE
                                                                  PORTFOLIO                                     FUND
                                                   -------------------------------------        -----------------------------------
                                                           1997                 1996                  1997                  1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                         2,496,937.464                  N/A           535,143.318                  N/A
Contract Owner Redemptions:                          (2,048,705.092)                 N/A           (39,711.143)                 N/A

                                                                           SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                                                                                 MFS
                                                                      JANUS                                   EMERGING
                                                                   ASPEN GROWTH                                GROWTH
                                                                     PORTFOLIO                                 SERIES
                                                   -------------------------------------        -----------------------------------
                                                         1997                  1996                  1997                  1996
                                                   ---------------       ---------------        --------------       --------------
Contract Owner Contributions:                         1,778,210.586                  N/A         8,307,259.891                  N/A
Contract Owner Redemptions:                          (1,452,995.812)                 N/A        (6,378,197.412)                 N/A

                                                         SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------
                                                               AMERICAN
                                                                CENTURY
                                                               V.P. VALUE
                                                                  FUND
                                                   --------------------------------------
                                                          1997                 1996
                                                   ---------------       ---------------
Contract Owner Contributions:                           295,650.690                  N/A
Contract Owner Redemptions:                             (19,749.921)                 N/A



                                      A15

NOTE 10:  PURCHASES AND SALES OF INVESTMENTS

          The   aggregate   costs  of  purchases  and  proceeds  from  sales  of
          investments in the Series Fund and non-Prudential administered funds were as follows:

                                                                            SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------
                                                               PRUDENTIAL                           PRUDENTIAL         PRUDENTIAL
                                            PRUDENTIAL         DIVERSIFIED       PRUDENTIAL          FLEXIBLE         CONSERVATIVE
                                           MONEY MARKET           BOND             EQUITY             MANAGED           BALANCED
                                             PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           ------------       ------------       ------------       ------------       ------------
For the year ended
  December 31, 1997
Purchases ...........................      $ 17,484,000       $    828,000       $  4,634,000       $  1,148,000       $     70,000
Sales ...............................      $(19,741,000)      $ (5,509,000)      $(32,115,000)      $(61,660,000)      $(31,768,000)

                                                                      SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------------
                                            PRUDENTIAL         PRUDENTIAL        PRUDENTIAL
                                            HIGH YIELD           STOCK             EQUITY           PRUDENTIAL          PRUDENTIAL
                                               BOND              INDEX             INCOME             GLOBAL             JENNISON
                                            PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           ------------       ------------       ------------       ------------       ------------
For the year ended
  December 31, 1997
Purchases ...........................      $  3,446,000       $ 19,176,000       $ 11,743,000       $  4,652,000       $ 11,089,000
Sales ...............................      $ (4,546,000)      $ (6,127,000)      $ (2,785,000)      $ (1,697,000)      $ (1,526,000)

                                                                      SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------------
                                          T. ROWE PRICE                                                  MFS             AMERICAN
                                          INTERNATIONAL          AIM V.I.           JANUS             EMERGING            CENTURY
                                             STOCK                VALUE          ASPEN GROWTH          GROWTH            V.P. VALUE
                                            PORTFOLIO             FUND            PORTFOLIO            SERIES              FUND
                                           ------------       ------------       ------------       ------------       ------------
For the year ended
  December 31, 1997
Purchases ...........................      $  1,543,000       $    574,000       $  1,847,000       $  5,156,000       $    311,000
Sales ...............................      $ (1,213,000)      $    (28,000)      $ (1,835,000)      $ (3,536,000)      $          0


                                      A16

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Variable Universal Life Subaccounts of the
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, and American Century V.P. Value Fund) of the Pruco Life Variable Appreciable Account at December 31, 1997, the results of each of their operations for the year then ended (for the period June 30, 1997 through December 31, 1997 for T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, and American Century V.P. Value Fund) and the changes in each of their net assets for each of the two years in the period then ended (for the period June 30, 1997 through December 31, 1997 for T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, and American Century V.P. Value Fund), in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1997, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                      A17

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Global and Prudential Jennison subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996



                                      A18




PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  1997                   1996
                                                                             -----------------      -----------------

ASSETS
Fixed maturities
  Available for sale, at fair value (amortized cost, 1997: $2,526,554;
    1996: $2,210,150)                                                           $ 2,563,852            $ 2,236,817
  Held to maturity, at amortized cost (fair value, 1997: $350,056; 1996:
    $416,102)                                                                       338,848                405,731
Equity securities - available for sale, at fair value (cost, 1997: $1,289;
  1996: $3,626)                                                                       1,982                  3,748
Mortgage loans on real estate                                                        22,787                 46,915
Policy loans                                                                        703,955                639,782
Short-term investments                                                              316,355                169,830
Other long-term investments                                                           1,317                  4,528
                                                                             -----------------      -----------------
      Total investments                                                           3,949,096              3,507,351

Cash                                                                                 71,358                 73,766
Deferred policy acquisition costs                                                   655,242                633,159
Accrued investment income                                                            67,000                 62,110
Income taxes receivable                                                                   -                  7,191
Reinsurance recoverable on unpaid losses                                             25,882                 27,014
Other assets                                                                         60,810                 62,924
Separate Account assets                                                           8,022,079              5,336,851
                                                                             -----------------      -----------------
TOTAL ASSETS                                                                    $12,851,467             $9,710,366
                                                                             =================      =================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                 $ 2,282,191            $ 2,188,862
Future policy benefits and other policyholder liabilities                           570,729                557,351
Cash collateral for loaned securities                                               143,421                      -
Income taxes payable                                                                 71,703                      -
Deferred income tax liability                                                       138,483                148,960
Payable to affiliate                                                                 70,375                 49,828
Other liabilities                                                                   120,260                 88,930
Separate Account liabilities                                                      7,948,788              5,277,454
                                                                             -----------------      -----------------
TOTAL LIABILITIES                                                                11,345,950              8,311,385
                                                                             -----------------      -----------------
CONTINGENCIES - (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding at
  December 31, 1997 and 1996                                                          2,500                  2,500
Paid-in-capital                                                                     439,582                439,582
Retained earnings                                                                 1,050,871                944,497
Net unrealized investment gains                                                      17,129                 14,104
Foreign currency translation adjustments                                             (4,565)                (1,702)
                                                                             -----------------      -----------------
TOTAL STOCKHOLDER'S EQUITY                                                        1,505,517              1,398,981
                                                                             -----------------      -----------------
TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                                          $12,851,467             $9,710,366
                                                                             =================      =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                  1997                 1996                 1995
                                                            -----------------    -----------------    -----------------
REVENUES

Premiums                                                          $   49,496           $   51,525          $    42,089
Policy charges and fee income                                        330,292              324,976              319,012
Net investment income                                                259,634              247,328              246,618
Realized investment gains, net                                        10,974               10,835               13,200
Other income                                                          33,801               20,818               26,986
                                                            -----------------    -----------------    -----------------

TOTAL REVENUES                                                       684,197              655,482              647,905
                                                            -----------------    -----------------    -----------------
BENEFITS AND EXPENSES

Policyholders' benefits                                              179,419              186,873              153,987
Interest credited to policyholders' account balances                 110,815              118,246              126,926
General, administrative and other expenses                           225,721              122,006              134,790
                                                            -----------------    -----------------    -----------------

TOTAL BENEFITS AND EXPENSES                                          515,955              427,125              415,703
                                                            -----------------    -----------------    -----------------

Income from operations before income taxes                           168,242              228,357              232,202
                                                            -----------------    -----------------    -----------------

Income taxes
     Current                                                          73,326               60,196               67,014
     Deferred                                                        (11,458)              18,939               12,544
                                                            -----------------    -----------------    -----------------

Total income taxes                                                    61,868               79,135               79,558
                                                            -----------------    -----------------    -----------------

NET INCOME                                                        $  106,374           $  149,222           $  152,644
                                                            =================    =================    =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                              NET        FOREIGN
                                                                           UNREALIZED    CURRENCY       TOTAL
                                    COMMON       PAID-IN-     RETAINED     INVESTMENT   TRANSLATION STOCKHOLDER'S
                                    STOCK        CAPITAL      EARNINGS        GAINS     ADJUSTMENTS     EQUITY
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, JANUARY 1, 1995         $   2,500      $ 439,582    $  642,631    $(41,761)    $      650     $1,043,602


      Net income                        --             --       152,644          --             --        152,644

      Change in foreign
        currency translation
        adjustments                     --             --            --           --        (1,870)        (1,870)

      Change in net
        unrealized
        investment gains                --             --            --      73,817             --         73,817
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1995           2,500        439,582       795,275      32,056         (1,220)     1,268,193

      Net income                        --             --       149,222          --             --        149,222

      Change in foreign
        currency translation
        adjustments                     --             --            --          --           (482)          (482)

      Change in net
        unrealized
        investment gains                --             --            --     (17,952)            --        (17,952)
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1996           2,500        439,582       944,497      14,104         (1,702)     1,398,981

      Net income                        --             --       106,374          --             --        106,374

      Change in foreign
        currency translation
        adjustments                     --             --            --          --         (2,863)        (2,863)

      Change in net
        unrealized
        investment gains                --             --            --       3,025             --          3,025
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1997       $   2,500      $ 439,582    $1,050,871    $ 17,129    $    (4,565)    $1,505,517

                                ============= ============= ============= ============= =========== =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                               1997             1996         1995
                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $ 106,374        $ 149,222   $ 152,644
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                            (40,783)         (50,286)    (56,637)
     Interest credited to policyholders' account balances                     110,815          118,246     126,926
     Net increase in Separate Accounts                                        (13,894)         (38,025)     (3,520)
     Realized investment gains, net                                           (10,974)         (10,835)    (13,200)
     Amortization and other non-cash items                                     (5,525)          26,709      (8,106)
     Change in:
         Future policy benefits and other policyholders' liabilities           13,378           56,151      22,877
         Accrued investment income                                             (4,890)          (2,248)       (480)
         Payable to affiliate                                                  20,547           16,519      10,569
         Policy loans                                                         (64,173)         (70,509)    (75,411)
         Deferred policy acquisition costs                                    (22,083)         (66,183)     31,318
         Income taxes payable/receivable                                       78,894             (816)     12,031
         Reinsurance recoverable on unpaid losses                               1,132              900         750
         Deferred income tax liability                                        (10,477)           7,912      30,779
         Other, net                                                            34,094            7,564     (76,702)

                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                          192,435          144,321     153,838
                                                                          --------------- -------------- ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
       Fixed maturities:
           Available for sale                                               2,828,665        3,886,254   1,886,687
           Held to maturity                                                   138,626          138,127     144,898
         Equity securities                                                      6,939            7,527       5,557
         Mortgage loans on real estate                                         24,925           19,226       7,395
         Other long-term investments                                            3,276              288       1,559
         Investment real estate                                                    --            4,488       2,926
     Payments for the purchase of:
         Fixed maturities:
           Available for sale                                              (3,141,785)      (4,008,810) (1,741,139)
           Held to maturity                                                   (70,532)        (114,494)   (135,092)
         Equity securities                                                     (4,594)          (4,697)     (4,279)
         Other long-term investments                                              (51)            (657)     (1,674)
     Cash collateral for loaned securities, net                               143,421               --          --
     Short-term investments, net                                             (147,030)          58,186     (36,482)
                                                                          --------------- -------------- ------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                               (218,140)         (14,562)    130,356
                                                                          --------------- -------------- ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
       Deposits                                                             2,099,600          536,370      95,039
       Withdrawals                                                         (2,076,303)        (633,798)   (365,578)
                                                                          --------------- -------------- ------------
CASH FLOWS FROM (USED IN)FINANCING ACTIVITIES                                  23,297          (97,428)   (270,539)
                                                                          --------------- -------------- ------------
     Net (decrease) increase in Cash                                           (2,408)          32,331      13,655
     Cash, beginning of year                                                   73,766           41,435      27,780
                                                                          --------------- -------------- ------------
CASH, END OF YEAR                                                           $  71,358        $  73,766    $ 41,435
                                                                          =============== ============== ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes (received) paid                                          $  (7,904)       $  61,760    $ 53,107
                                                                          =============== ============== ============



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable life insurance, variable annuities, and deferred annuities (the Contracts) in all states except New York, the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licenced to sell individual life insurance and deferred annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1977 and at this time will not be issuing new business.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The consolidated financial statements include the accounts of the Company, a stock life insurance company, and its subsidiaries. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in separate component of equity, "Net unrealized investment gains."

MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand, amounts due from banks, and money market instruments.

DEFERRED POLICY ACQUISITION COSTS
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $149,851 thousand, $9,309 thousand, and $54,371 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 11.0%. The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using interest rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience. Reserves for business in the Company's Taiwan branch are generally calculated using interest rates ranging from 6.25% to 7.5% and the 1989 Taiwan Standard Ordinary Experience Mortality table with modifications.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 3.15% to 7.9%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest-sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Assets and liabilities of the Taiwan branch reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company and its subsidiaries are members of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                              1997
                                            ----------------------------------------------------------------------
                                                                   Gross             Gross
                                               Amortized         Unrealized       Unrealized      Estimated Fair
                                                  Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                        (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $  177,691        $    1,231       $       20        $  178,902

Foreign government bonds                              83,889             1,118               19            84,988

Corporate securities                               2,263,898            36,857            2,017         2,298,738

Mortgage-backed securities                             1,076               180               32             1,224
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,526,554        $   39,386       $    2,088        $2,563,852
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    1,289        $      802       $      109        $    1,982
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  338,848        $   11,427       $      219        $  350,056
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  338,848        $   11,427       $      219        $  350,056
                                            ==================  =================  ==============  ===============

                                                                              1996
                                            ----------------------------------------------------------------------
                                                                     Gross            Gross
                                                 Amortized        Unrealized        Unrealized     Estimated Fair
                                                    Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                         (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $   32,055        $       30       $      174        $   31,911

Foreign government bonds                              90,447               857              205            91,099

Corporate securities                               2,087,250            30,365            4,206         2,113,409

Mortgage-backed securities                               398                --               --               398
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,210,150      $     31,252       $    4,585        $2,236,817
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    3,626      $        819       $      697        $    3,748
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  405,731      $     10,947       $      576        $  416,102
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  405,731      $     10,947       $      576        $  416,102
                                            ==================  =================  ==============  ===============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1997, are shown below:

                                                AVAILABLE FOR SALE                         HELD TO MATURITY
                                        ----------------------------------        -----------------------------------
                                                              ESTIMATED                                 ESTIMATED
                                                                 FAIR                                      FAIR
                                          AMORTIZED COST        VALUE               AMORTIZED COST        VALUE
                                        ----------------- ----------------        ----------------- -----------------
                                                  (In Thousands)                            (In Thousands)

Due in one year or less                     $   29,759       $   29,731               $   13,736        $   13,838

Due after one year through five years        1,738,532        1,758,946                  204,298           212,050

Due after five years through ten years         555,194          567,928                   98,192           101,143

Due after ten years                            201,993          206,023                   22,622            23,025

Mortgage-backed securities                       1,076            1,224                       --                --
                                        ----------------- ----------------        ----------------- -----------------
Total                                       $2,526,554       $2,563,852               $  338,848        $  350,056
                                        ================= ================        ================= =================

Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $2,796,306 thousand, $3,667,062 thousand, and $1,807,584 thousand, respectively. Gross gains of $18,635 thousand, $22,078 thousand, and $25,909 thousand and gross losses of $7,990 thousand, $17,718 thousand, and $13,907 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from the maturity of fixed maturities available for sale during 1997, 1996, and 1995 were $32,359 thousand, $219,192 thousand, and $79,103 thousand, respectively. During the years ended December 31, 1997, 1996 and 1995, there were no securities classified as held to maturity that were sold.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by rating agency equivalent as of December 31, 1997:


                                   AVAILABLE FOR SALE                   HELD TO MATURITY
                           --------------------------------       -------------------------------

                              AMORTIZED    ESTIMATED FAIR            AMORTIZED    ESTIMATED FAIR
                                 COST          VALUE                    COST          VALUE
                           --------------- ----------------       --------------- ---------------
                                    (In Thousands)                        (In Thousands)

       AAA/AA/A             $ 1,319,527      $ 1,334,823           $   187,692     $   194,797

       BBB                    1,047,203        1,062,641               128,481         131,820

       BB                        80,136           83,293                20,540          21,264

       B                         73,717           76,781                 2,132           2,172

       CCC or lower               5,943            6,288                    --              --

       In or near default            28               26                     3               3
                           --------------- ----------------       --------------- ---------------

            Total           $ 2,526,554      $ 2,563,852           $   338,848     $   350,056
                           =============== ================       =============== ===============

The NAIC rates certain public and private placement securities as "in or near default" if they are currently non-performing or believed subject to default in the near term. The Company's holdings of these securities, in the aggregate, comprised less than 1% of total invested assets at December 31, 1997 and 1996.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE
The Company's mortgage loans were collateralized by the following property types at December 31,

                                      1997                         1996
                             ----------------------      -----------------------

                                               (In Thousands)

Office buildings                $   4,607      20%          $  18,497       39%

Retail stores                       8,090      35%              8,731       19%

Apartment complexes                 6,080      27%             11,771       25%

Industrial buildings                4,010      18%              7,916       17%

                             ----------------------      -----------------------
      Net carrying value        $  22,787     100%          $  46,915      100%
                             ======================      =======================


The mortgage loans are geographically dispersed throughout the United States with the largest concentrations in Washington (29%) and Pennsylvania (27%).

SPECIAL DEPOSITS
Fixed maturities of $8,302 thousand and $8,744 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

OTHER LONG-TERM INVESTMENTS
The Company's "Other long-term investments" of $1,317 thousand and $4,528 thousand as of December 31, 1997 and 1996, respectively, are comprised of non-real estate related interests. The Company's share of net income from these entities is $2,158 thousand, $1,434 thousand and $345 thousand for the years ended December 31, 1997, 1996 and 1995, respectively, and is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                     1997              1996               1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $ 161,140         $ 152,445         $ 160,740
  Fixed maturities - held to maturity                    26,936            33,419            33,458
  Equity securities                                          76                44               104
  Mortgage loans on real estate                           2,585             5,669             7,757
  Investment real estate                                      -               613               647
  Policy loans                                           37,398            33,449            29,775
  Short-term investments                                 22,011            16,780            15,092
  Other                                                  14,920             9,438             3,949
                                               ----------------- ----------------- -----------------
  Gross investment income                               265,066           251,857           251,522
    Less: investment expenses                            (5,432)           (4,529)           (4,904)
                                               ----------------- ----------------- -----------------
  Net investment income                               $ 259,634         $ 247,328         $ 246,618
                                               ================= ================= =================



REALIZED INVESTMENT GAINS ,NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $   9,039         $   9,036         $  11,359
  Fixed maturities - held to maturity                       821                 -                 -
  Equity securities                                           8               781             2,020
  Mortgage loans on real estate                             797             1,677               (90)
  Investment real estate                                      -               487               (99)
  Other                                                     309            (1,146)               10
                                               ----------------- ----------------- -----------------

  Realized investment gains, net                      $  10,974         $  10,835         $  13,200
                                               ================= ================= =================


NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

   Balance, beginning of year                         $  14,104         $  32,056         $ (41,761)
   Changes in unrealized investment gains
      (losses) attributable to:
     Fixed maturities                                    10,631           (43,853)          110,932
     Equity securities                                      571             1,403                68
     Participating group annuity contracts                1,292            (3,855)            5,092
     Deferred policy acquisition costs                   (8,412)           17,321           (25,214)
     Deferred federal income taxes                       (1,057)           11,032           (17,061)
                                               ----------------- ----------------- -----------------
   Balance, end of year                               $  17,129         $  14,104         $  32,056
                                               ================= ================= =================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  ---------------------
                                                                              (In Thousands)
     Current tax expense:
        U.S.                                                  $71,989                $59,489                $65,131
        State and local                                         1,337                    703                  1,876
        Foreign                                                    --                      4                      7
                                                   ---------------------  ---------------------  ---------------------
        Total                                                  73,326                 60,196                 67,014
                                                   ---------------------  ---------------------  ---------------------

     Deferred tax (benefit) expense:
        U.S.                                                  (11,458)                18,413                 12,196
        State and local                                            --                    526                    348
                                                   ---------------------  ---------------------  ---------------------
        Total                                                 (11,458)                18,939                 12,544
                                                   ---------------------  ---------------------  ---------------------

      Total income tax expense                                $61,868                $79,135                $79,558
                                                   =====================  =====================  =====================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  --------------------
                                                                            (In Thousands)

     Expected federal income tax expense                     $58,885                 $79,925               $81,271
     State income taxes                                          869                   1,229                 2,224
     Other                                                     2,114                  (2,019)               (3,937)
                                                   ---------------------  ---------------------  ---------------------
     Total income tax expense                                $61,868                 $79,135               $79,558
                                                   =====================  =====================  ====================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                               1997                      1996
                                                                       --------------------      --------------------
                                                                                       (In Thousands)

     Deferred income tax assets
          Insurance reserves                                                   $  40,896                 $  38,532
                                                                       --------------------      --------------------
          Total deferred income tax assets                                        40,896                    38,532
                                                                       --------------------      --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                                             168,702                   173,785
          Net investment gains                                                     8,161                    12,502
          Other                                                                    2,516                     1,205
                                                                       --------------------      --------------------
          Total deferred income tax liabilities                                  179,379                   187,492
                                                                       --------------------      --------------------

     Deferred federal income tax liabilities                                   $ 138,483                 $ 148,960
                                                                       ====================      ====================


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.


5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential and other companies. The effect of reinsurance for the years ended December 31, is summarized as follows:

                                           1997          1996           1995
                                       -----------    -----------    -----------

Life insurance premiums

Gross Amount                           $    51,851    $    53,776   $    44,357
Ceded to other companies                    (3,724)        (3,379)       (2,268)
Assumed from other companies                 1,369          1,128          --
                                       -----------    -----------   -----------
Net amount                             $    49,496    $    51,525   $    42,089
                                       ===========    ===========   ===========

                                           1997          1996          1995
                                       -----------    -----------   -----------

Life insurance in force
Gross Amount                           $47,328,495    $47,430,580   $47,822,892
Ceded to other companies                (1,292,395)    (1,172,449)     (822,619)
                                       -----------    -----------   -----------
Net amount                             $46,036,100    $46,258,131   $47,000,273
                                       ===========    ===========   ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6.  EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                 1996                 1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)

STATUTORY NET INCOME                                        $    12,778           $    48,846          $    113,565

Adjustments to reconcile to net income on a GAAP basis:
  Statutory income of subsidiaries                               18,553                25,001                44,186
  Deferred acquisition costs                                     38,003                48,862                (6,103)
  Deferred premium                                                1,144                 1,295                  (743)
  Insurance liabilities                                          26,517                28,662                32,665
  Deferred taxes                                                 11,458                (7,780)              (27,669)
  Valuation of investments                                          506                   365                 5,480
  Other, net                                                     (2,585)                3,971                (8,737)
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                             $   106,374           $   149,222         $     152,644
                                                         ==================   ==================   ==================



                                                                     1997                    1996
                                                              --------------------   --------------------
                                                                               (In Thousands)
STATUTORY SURPLUS                                                  $   853,130             $   901,645

Adjustments to reconcile to equity on a GAAP basis:

     Valuation of investments                                           97,787                  95,411
     Deferred acquisition costs                                        655,242                 633,159
     Deferred premium                                                  (14,817)                (11,859)
     Insurance liabilities                                            (107,525)               (124,781)
     Deferred taxes                                                   (113,461)               (124,823)
     Other, net                                                        135,161                  30,229
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                          $ 1,505,517             $ 1,398,981
                                                              ====================   ====================


The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value.)

FIXED MATURITIES AND EQUITY SECURITIES
Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

MORTGAGE LOANS ON REAL ESTATE
The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:


                                                     1997                                      1996
                                    -------------------------------------      --------------------------------------
                                                            ESTIMATED                                  ESTIMATED
                                      CARRYING VALUE       FAIR VALUE            CARRYING VALUE       FAIR VALUE
                                    ------------------ ------------------      ------------------ -------------------
                                                                    (In Thousands)

Financial Assets:
  Fixed maturities:
       Available for sale              $ 2,563,852         $ 2,563,852             $ 2,236,817         $ 2,236,817
       Held to maturity                    338,848             350,056                 405,731             416,102
  Equity securities                          1,982               1,982                   3,748               3,748
  Mortgage loans                            22,787              24,994                  46,915              46,692
  Policy loans                             703,955             703,605                 639,782             623,218
  Short-term investments                   316,355             316,355                 169,830             169,830
  Cash                                      71,358              71,358                  73,766              73,766
  Separate Account assets                8,022,079           8,022,079               5,336,851           5,336,851

Financial Liabilities:
  Policyholders'
    account balances                   $ 2,282,191         $ 2,282,191             $ 2,188,862          $ 2,188,862
  Cash  collateral for loaned
    securities                             143,421             143,421                      --                   --
  Separate Account liabilities           7,948,788           7,948,788               5,277,454            5,277,454
  Derivatives                                  653                 653                      --                   --

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $653 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $139,489 thousand, $101,662 thousand and $98,119 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.

10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $15,260 thousand in dividend distribution in 1998, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------

To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's managememt; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying consolidated statement of operations, changes in stockholder's equity, and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

Variable Universal Life
Insurance

[LOGO] PRUDENTIAL


Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016


VUL-1 Ed. 5/98 CAT# 64M9743

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 81 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  Price Waterhouse LLP
  2.  Deloitte & Touche LLP
  3.  Clifford E. Kirsch, Esq.
  4.  Ching-Meei Chang, MAAA, FSA

The following exhibits:
-----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A. (1)    (a) Resolution of Board of Directors of Pruco Life Insurance
                   Company establishing the Pruco Life Variable Appreciable Account. (Note 3)
               (b) Amendment of Separate Account Resolution. (Note 8)
          (2)  Not Applicable.
          (3)  Distributing Contracts:

               (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 3)
               (b) Proposed form of Agreement between Pruco Securities
                   Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)
               (c) Schedules of Sales Commissions. (Note 5)
               (d) Participation Agreements.
                   (i) AIM Variable Insurance Funds, Inc., AIM V.I. Value Fund. (Note 8)
                   (ii) American Century Variable Portfolios, Inc., VP Value Portfolio. (Note 8)
                   (iii) Janus Aspen Series, Growth Portfolio. (Note 8)

                   (iv) MFS Variable Insurance Trust, Emerging Growth Series. (Note 8)
                   (v) T. Rowe Price International Series, Inc., International Stock Portfolio. (Note 8)
          (4)  Not Applicable.
          (5)  Variable Universal Life Insurance Contract: (Note 3)
          (6)  (a)    Articles of Incorporation of Pruco Life Insurance Company,
                      as amended October 19, 1993. (Note 3)
               (b)    By-laws of Pruco Life Insurance Company, as amended May 6,
                      1997.   (Note 9)
          (7)  Not Applicable.
          (8)  Not Applicable.
          (9)  Not Applicable.
          (10) (a)    Application Form. (Note 3)
               (b) Supplement to the Application. (Note 2)
          (11) Form of Notice of Withdrawal Right. (Note 5)
          (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule

               6e-3(T)(b)(13)(v)(B). (Note 1 )
          (13) Available Contract Riders and Endorsements:
               (a) Rider for Payment of Premium Benefit Upon Insured's Total Disability. (Note 3)
               (b)  10 Year Level Premium Term Rider on Insured.  (Note 5)
               (c)  10 Year Level Premium Term Rider on Spouse.  (Note 5)
               (d)  Annually Renewable Term Rider on Insured.  (Note 5)
               (e)  Children's Rider.  (Note 5)
               (f)  Living Needs Benefit Rider
                    (i)  for use in Florida.  (Note 3)
                    (ii) for use in all approved jurisdictions except Florida.
                        (Note 3)
  2. See Exhibit 1.A.(5 ).

  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

  4. None.

  5. Not Applicable.

  6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

  7. Powers of Attorney:
     (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price (Note 6)
     (b)  James M. Schlomann (Note 7)
     (c)  Kiyofumi Sakaguchi  (Note 4)
     (d)  James J. Avery, Jr.  (Note 8)

 27. Financial Data Schedule. (Note 1)

(Note 1)  Filed herewith.
(Note 2) Incorporated by reference to Form S-6, Registration No. 33-61079, filed July 17, 1995 on behalf of The Prudential Variable Appreciable Account .
(Note 3)  Incorporated by reference to Registrant's Form S-6, filed July 2,
          1996.
(Note 4) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed on April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.
(Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Form S-6, filed November 25, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 6) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-1, Registration No. 33-86780, filed April 9, 1998 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed June 25, 1997.
(Note 9) Incorporated by reference to Form 10-Q, Registration No. 033-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.

(Seal)                THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                  (Depositor)

Attest:  /s/ Thomas C. Castano          By:  /s/ Esther H. Milnes
         -----------------------             ------------------------
         Thomas C. Castano                   Esther H. Milnes
         Assistant Secretary                 President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 1998.

                              SIGNATURE AND TITLE
                              -------------------


/s/ *
------------------------------------------
Esther H. Milnes
President and Director

/s/ *
------------------------------------------
James M. Schlomann
Chief Accounting Officer and Comptroller


/s/ *
------------------------------------------
James J. Avery, Jr.
Director

/s/ *                                       *By:  /s/ Thomas C. Castano
------------------------------------------        ------------------------
William M. Bethke                                 Thomas C. Castano
Director                                          (Attorney-in-Fact)

/s/ *
------------------------------------------
Ira J. Kleinman
Director

/s/ *
------------------------------------------
Mendel A. Melzer
Director

/s/ *
------------------------------------------
I. Edward Price
Director

/s/ *
------------------------------------------
Kiyofumi Sakaguchi
Director

                                 EXHIBIT INDEX

           Consent of Price Waterhouse LLP, independent accountants.                Page II-6

           Consent of Deloitte & Touche LLP, independent auditors.                  Page II-7

 1.A.(12)  Memorandum describing Prudential's issuance, transfer, and               Page II-8
           redemption procedures for the Contracts pursuant to Rule 6e-
           3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).

       3.  Opinion and Consent of Clifford E. Kirsch, Esq. as to the                Page II-18
           legality of the securities being registered.

       6.  Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial      Page II-19
           matters pertaining to the securities being registered.

       27.  Financial Data Schedule.                                                 Page II-20